1 7958 South Chester Street, Centennial, CO Square Feet: 167,917 United Launch Alliance Corporate Headquarters First Quarter 2018 Supplemental Operating and Financial Data Select Income REIT Exhibit 99.2 Two Commercial Place, Norfolk, VA Square Feet: 288,662 Tenant: ADP, LLC All amounts in this report are unaudited.

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 2 TABLE OF CONTENT S TABLE OF CONTENTS PAGE/EXHIBIT CORPORATE INFORMATION Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS Key Consolidated Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Cash Flows 15 Financial Information by Owner 17 Consolidated Debt Summary 18 Consolidated Debt Maturity Schedule 20 Consolidated Leverage Ratios, Coverage Ratios and Public Debt Covenants 21 Consolidated Capital Expenditures Summary 22 Consolidated Property Acquisitions and Dispositions Information Since 1/1/18 23 Calculation of Property Net Operating Income (NOI) and Cash Basis NOI 24 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 26 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment 27 Calculation of EBITDA and Adjusted EBITDA 28 Calculation of Funds from Operations (FFO) Attributed to SIR and Normalized FFO Attributed to SIR 29 Definitions of Certain Non-GAAP Financial Measures 30 PORTFOLIO INFORMATION Consolidated Portfolio Summary by Owner 32 Consolidated Same Property Results of Operations 33 Leasing Summaries: Consolidated 35 SIR (excluding ILPT) 36 ILPT 37 Consolidated Occupancy and Leasing Analysis by Owner 38 Consolidated Tenant Diversity and Credit Characteristics 39 Tenants Representing 1% or More of Total Consolidated Annualized Rental Revenues 40 Consolidated Three Year Lease Expiration Schedule by Owner 41 Portfolio Lease Expiration Schedules: Consolidated 42 SIR (excluding ILPT) 43 ILPT 44 Hawaii Land Rent Reset Summary 45 EXHIBIT A Consolidated Property Detail 47 References and data in this Supplemental Operating and Financial Data report to "SIR", "we", "us" or "our" refer to and include data for Select Income REIT and its consolidated subsidiaries, including its majority owned subsidiary, Industrial Logistics Properties Trust and its consolidated subsidiaries, or ILPT, which was Select Income REIT's wholly owned subsidiary for all periods until January 17, 2018, unless the context indicates otherwise.

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 3 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR SALES OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES, WHEN WE ENTER NEW LEASES, OR WHEN OUR RENTS RESET, INCLUDING RENT RESETS AT OUR SUBSIDIARY, INDUSTRIAL LOGISTICS PROPERTIES TRUST'S, OR ILPT'S, HAWAII PROPERTIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY OR ILPT'S REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT AS A RESULT OF THE ILPT IPO AND FROM OUR CONTINUED OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH ILPT, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, AND ILPT'S QUALIFICATION FOR TAXATION AS A REIT, • THE CREDIT QUALITIES OF OUR TENANTS, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, ATTRIBUTED TO SELECT INCOME REIT, OR SIR, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, ATTRIBUTED TO SIR, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, WARNING CONCERNING FORWARD LOOKING STATEMENTS

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 4 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (CONTINUED ) • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., ILPT, GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, AIC, AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES, OUR WORKING CAPITAL REQUIREMENTS AND OUR RECEIPT OF DISTRIBUTIONS FROM ILPT. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • MOST OF ILPT'S HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT ARE PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM ILPT'S PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR AND OUR PREDECESSOR'S AND ILPT'S OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET OR RENEWED. ALTHOUGH ILPT EXPECTS THAT RENTS FOR ITS HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, IT CANNOT BE SURE THEY WILL. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST, • WE MAY NOT SUCCEED IN FURTHER DIVERSIFYING OUR REVENUE SOURCES AND ANY DIVERSIFICATION WE MAY ACHIEVE MAY NOT MITIGATE OUR PORTFOLIO RISKS OR IMPROVE THE SECURITY OF OUR REVENUES OR OUR OPERATING PERFORMANCE, • ILPT'S POSSIBLE REDEVELOPMENT OF CERTAIN OF ITS HAWAII PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • AS OF MARCH 31, 2018, WE HAD ESTIMATED LEASING RELATED OBLIGATIONS OF $32.7 MILLION. OUR LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE EXPECT, AND OUR LEASING RELATED OBLIGATIONS MAY INCREASE, • THE UNEMPLOYMENT RATE OR ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER INTO NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RENTS AND OUR FINANCIAL RESULTS MAY DECLINE, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES WHEN THEY EXPIRE WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • OUR EXPECTATION THAT THE RENTS WE MAY RECEIVE FROM OUR HAWAII LANDS MAY INCREASE IN THE FUTURE MAY NOT BE REALIZED, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • WE MAY INCUR SIGNIFICANT COSTS TO PREPARE A PROPERTY FOR A TENANT, PARTICULARLY FOR SINGLE TENANT PROPERTIES, • INCREASING DEVELOPMENT OF INDUSTRIAL AND LOGISTICS PROPERTIES MAY REDUCE THE DEMAND FOR, AND ILPT'S RENTS FROM, ILPT'S PROPERTIES, WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED)

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 5 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (CONTINUED ) • A FORMER TENANT OF TWO OF OUR PROPERTIES HAS FILED FOR BANKRUPTCY AND REJECTED ITS TWO LEASES WITH US. ALTHOUGH A SUBTENANT OF THAT FORMER TENANT AT ONE OF THE TWO PROPERTIES IS NOW CONTRACTUALLY OBLIGATED TO PAY RENT TO US IN AN AMOUNT EQUAL TO THE RENT UNDER THE FORMER TENANT'S LEASE, THAT SUBTENANT HAS CERTAIN RIGHTS TO TERMINATE ITS SUBLEASE, INCLUDING UPON ONE YEAR'S ADVANCE NOTICE, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY IS SUBJECT TO US AND ILPT, AS THE CASE MAY BE, SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE AND ILPT MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR CREDIT FACILITY MAY BE INCREASED TO UP TO $1.85 BILLION IN CERTAIN CIRCUMSTANCES AND THE MAXIMUM BORROWING AVAILABILITY UNDER ILPT'S REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR CREDIT FACILITY OR ILPT'S REVOLVING CREDIT FACILITY IS SUBJECT TO US AND ILPT, AS THE CASE MAY BE, OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY, AND ILPT HAS THE OPTION TO EXTEND THE MATURITY DATE OF ITS REVOLVING CREDIT FACILITY, UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS, RESPECTIVELY; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • WE RECEIVED AN ASSESSMENT FROM THE STATE OF WASHINGTON FOR REAL ESTATE EXCISE TAX, INTEREST AND PENALTIES OF $2.8 MILLION ON CERTAIN PROPERTIES WE ACQUIRED IN CONNECTION WITH OUR ACQUISITION OF COLE CORPORATE INCOME TRUST, INC. IN JANUARY 2015. ALTHOUGH WE BELIEVE WE ARE NOT LIABLE FOR THIS TAX AND ARE DISPUTING THIS ASSESSMENT, WE MAY NOT SUCCEED IN HAVING ALL OR ANY PART OF THIS ASSESSMENT NULLIFIED, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., ILPT, GOV, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • RMR INC. MAY REDUCE THE AMOUNT OF DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • DISTRIBUTIONS WE MAY RECEIVE FROM ILPT MAY BE LESS THAN EXPECTED, AND • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY, THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND THE UNUSED FEE PAYABLE ON ILPT'S REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS AND ILPT'S LEVERAGE, RESPECTIVELY. FUTURE CHANGES IN OUR CREDIT RATINGS AND ILPT'S LEVERAGE MAY CAUSE THE INTEREST AND FEES WE AND ILPT PAY, RESPECTIVELY, TO INCREASE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. MANY OF THESE FACTORS ALSO APPLY TO ILPT AND ITS BUSINESS, OPERATIONS, LIQUIDITY AND FINANCIAL CONDITION, THE REALIZATION OF WHICH COULD MATERIALLY AND ADVERSELY AFFECT US, PARTICULARLY IF ILPT IS UNABLE TO MAKE DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED)

6 CORPORATE INFORMATION 6 7958 South Chester Street, Centennial, CO Square Feet: 167,917 United Launch Alliance Corporate Headquarters

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 7 COM PAN Y PROFIL E Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8303 (f) (617) 796-8335 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: SIR Issuer Ratings: Moody’s: Baa3 Standard & Poor’s: BBB- The Company: SIR is a real estate investment trust, or REIT, which owns directly or indirectly through its subsidiaries, including its majority owned subsidiary, Industrial Logistics Properties Trust, or ILPT, properties that are primarily leased to single tenants. As of March 31, 2018, our consolidated portfolio included 366 buildings, leasable land parcels and easements with approximately 45.5 million rentable square feet located in 36 states. SIR owned 100 of these buildings and leasable land parcels with approximately 17.0 million rentable square feet, which are primarily office buildings, and ILPT owned 266 of these buildings, leasable land parcels and easements with approximately 28.5 million rentable square feet, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet which are primarily leasable industrial and commercial lands located in Hawaii. ILPT was our wholly owned subsidiary until January 17, 2018, when it completed an initial public offering, or the ILPT IPO, of its common shares and became a publicly traded REIT. We remain ILPT's largest shareholder and, as of the date hereof, we own 45.0 million, or approximately 69.2%, of ILPT's outstanding common shares. We have been investment grade rated since 2014, and we are included in the Russell 2000® Index and the MSCI US REIT Index. COMPANY PROFILE Management: SIR is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly owned REITs and three real estate related operating businesses. In addition to managing SIR, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. area that are leased to government and private sector tenants, and ILPT, a REIT and our majority owned subsidiary that owns and leases industrial and logistics properties. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of March 31, 2018, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,700 properties and approximately 52,000 employees. We believe that being managed by RMR is a competitive advantage for SIR because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. (1) Includes 226 buildings, leasable land parcels and easements with approximately 16.8 million square feet which are primarily leasable industrial and commercial lands located in Hawaii which are owned by ILPT. (2) See page 29 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts. Key Consolidated Data (as of March 31, 2018): (dollars and sq. ft. in 000s) Total buildings (1) 366 Total sq. ft. 45,496 Percent leased 95.8% Q1 2018 total revenues $ 120,629 Q1 2018 net income attributed to SIR $ 33,200 Q1 2018 Normalized FFO attributed to SIR (2) $ 56,045

INVESTOR INFORMATION

INVESTOR INFORMATION

Board of Trustees

Donna D. Fraiche
Independent Trustee

William A. Lamkin
Independent Trustee

Jeffrey P. Somers
Independent Trustee

David M. Blackman
Managing Trustee

Adam D. Portnoy
Managing Trustee

Senior Management

David M. Blackman
President and Chief Operating Officer

John C. Popeo
Chief Financial Officer and Treasurer

Contact Information

Investor Relations
Select Income REIT
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8303
(f) (617) 796-8335
(e-mail) info@sirreit.com

Inquiries
Financial inquiries should be directed to John C. Popeo, Chief Financial Officer and Treasurer, at (617) 796-8303 or jpopeo@sirreit.com.

Investor and media inquiries should be directed to Christopher Ranjitkar, Director, Investor Relations, at (617) 796-8320 or cranjitkar@sirreit.com.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
8

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 9 RESEARCH COVERAG E RESEARCH COVERAGE Equity Research Coverage Bank of America / Merrill Lynch James Feldman (646) 855-5808 james.feldman@baml.com FBR Capital Markets & Co. Bryan Maher (646) 885-5423 bmaher@fbr.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com Morgan Stanley Vikram Malhotra (212) 761-7064 vikram.malhotra@morganstanley.com RBC Capital Markets Michael Carroll (440) 715-2649 michael.carroll@rbccm.com SIR is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SIR’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SIR or its management. SIR does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Rating Agencies Moody’s Investors Service Griselda Bisono (212) 553-4985 griselda.bisono@moodys.com Standard & Poor’s Michael Souers (212) 438-2508 michael.souers@standardandpoors.com

10 FINANCIALS 10 445 Jan Davis Drive, Huntsville, AL Square Feet: 57,420 Digium, Inc. Corporate Headquarters

KEY CONSOLIDATED FINANCIAL DATA

KEY CONSOLIDATED FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	3/31/2018	12/31/2017 (1)	9/30/2017	6/30/2017	3/31/2017
Selected Balance Sheet Data:					
Total gross assets (2)	$ 5,003,168	$ 5,617,279	$ 4,972,896	$ 4,949,024	$ 4,876,465
Total assets	$ 4,669,009	$ 5,303,030	$ 4,677,395	$ 4,673,590	$ 4,614,065
Total liabilities	$ 2,240,565	$ 3,311,211	$ 2,655,096	$ 2,642,336	$ 2,562,862
Total shareholders' equity	$ 2,428,444	$ 1,991,819	$ 2,022,299	$ 2,031,254	$ 2,051,203
Selected Income Statement Data:					
Total revenues	$ 120,629	$ 117,925	$ 118,014	$ 115,870	$ 116,294
Net income	$ 37,679	$ 2,075	$ 31,442	$ 26,661	$ 6,728
Net income attributed to SIR	$ 33,200	$ 2,075	$ 31,442	$ 26,661	$ 6,728
NOI (3)	$ 93,559	$ 92,434	$ 91,876	$ 91,511	$ 92,584
Adjusted EBITDA (4)	$ 85,982	$ 59,818	$ 85,695	$ 85,534	$ 73,797
FFO attributed to SIR (5)	$ 66,395	$ 36,977	$ 66,155	$ 61,207	$ 40,468
Normalized FFO attributed to SIR (5)	$ 56,045	$ 34,764	$ 60,677	$ 62,127	$ 52,361
Per Common Share Data:					
Net income attributed to SIR - basic and diluted	$ 0.37	$ 0.02	$ 0.35	$ 0.30	$ 0.08
FFO attributed to SIR - basic (5)	$ 0.74	$ 0.41	$ 0.74	$ 0.69	$ 0.45
FFO attributed to SIR - diluted (5)	$ 0.74	$ 0.41	$ 0.74	$ 0.68	$ 0.45
Normalized FFO attributed to SIR - basic and diluted (5)	$ 0.63	$ 0.39	$ 0.68	$ 0.70	$ 0.59
Dividends:					
Annualized dividends paid per share	$ 2.04	$ 2.04	$ 2.04	$ 2.04	$ 2.04
Annualized dividend yield (at end of period) (6)	10.5%	8.1%	8.7%	8.5%	7.9%
Normalized FFO payout ratio (5)	81.0%	130.8%	75.0%	72.9%	86.4%

(1) Net income and FFO attributed to SIR for the three months ended December 31, 2017 include business management incentive fee expense of $22,281. Adjusted EBITDA and Normalized FFO attributed to SIR for the three months ended December 31, 2017 include business management incentive fee expense of $25,569.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) See page 24 for the calculation of NOI and page 25 for a reconciliation of net income determined in accordance with GAAP to that amount.
(4) See page 28 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount.
(5) See page 29 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with GAAP to those amounts. Excluding business management incentive fee expense of $25,569 for the the three months ended December 31, 2017, Normalized FFO attributed to SIR per share and the Normalized FFO payout ratio would have been $0.67 and 76.1%, respectively.
(6) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
11

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 12 CONDENSED CONSOLID ATED BALANCE SHEET S CONDENSED CONSOLIDATED BALANCE SHEETS March 31, December 31, 2018 2017 ASSETS Real estate properties: Land $ 1,041,767 $ 1,041,767 Buildings and improvements 3,180,492 3,178,098 4,222,259 4,219,865 Accumulated depreciation (334,159) (314,249) 3,888,100 3,905,616 Properties held for sale 5,829 5,829 Acquired real estate leases, net 461,577 477,577 Cash and cash equivalents 30,884 658,719 Restricted cash 1,612 178 Rents receivable, including straight line rents of $125,567 and $122,010, respectively, net of allowance for doubtful accounts of $1,797 and $1,396, respectively 131,445 127,672 Deferred leasing costs, net 14,459 14,295 Other assets, net 135,103 113,144 Total assets $ 4,669,009 $ 5,303,030 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 107,000 $ — ILPT revolving credit facility 302,000 750,000 Unsecured term loan, net — 348,870 Senior unsecured notes, net 1,428,571 1,777,425 Mortgage notes payable, net 210,749 210,785 Accounts payable and other liabilities 86,092 101,352 Assumed real estate lease obligations, net 66,577 68,783 Rents collected in advance 21,099 15,644 Security deposits 8,412 8,346 Due to related persons 10,065 30,006 Total liabilities 2,240,565 3,311,211 Commitments and contingencies Shareholders' equity: Shareholders' equity attributable to SIR: Common shares of beneficial interest, $.01 par value: 125,000,000 shares authorized; 89,486,754 and 89,487,371 shares issued and outstanding, respectively 895 895 Additional paid in capital 2,311,923 2,180,896 Cumulative net income 592,826 508,213 Cumulative other comprehensive income 1,440 52,665 Cumulative common distributions (796,489) (750,850) Total shareholders' equity attributable to SIR 2,110,595 1,991,819 Noncontrolling interest in consolidated subsidiary 317,849 — Total shareholders' equity 2,428,444 1,991,819 Total liabilities and shareholders' equity $ 4,669,009 $ 5,303,030 (dollars in thousands, except per share data)

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 13 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOM E CONDENSED CONSOLIDATED STATEMENTS OF INCOME For the Three Months Ended March 31, 2018 2017 Revenues: Rental income $ 99,755 $ 97,344 Tenant reimbursements and other income 20,874 18,950 Total revenues 120,629 116,294 Expenses: Real estate taxes 11,788 10,843 Other operating expenses 15,282 12,867 Depreciation and amortization 34,946 33,740 General and administrative (1) 13,941 14,901 Write-off of straight line rents receivable, net (2) — 12,517 Loss on asset impairment (2) — 4,047 Total expenses 75,957 88,915 Operating income 44,672 27,379 Dividend income 397 397 Unrealized gain on equity securities (3) 16,900 — Interest income 510 13 Interest expense (including net amortization of debt issuance costs, premiums and discounts of $1,764 and $1,404, respectively) (23,492) (21,087) Loss on early extinguishment of debt (1,192) — Income before income tax expense and equity in earnings of an investee 37,795 6,702 Income tax expense (160) (102) Equity in earnings of an investee 44 128 Net income 37,679 6,728 Net income allocated to noncontrolling interest (4,479) — Net income attributed to SIR $ 33,200 $ 6,728 Weighted average common shares outstanding - basic 89,382 89,331 Weighted average common shares outstanding - diluted 89,390 89,348 Net income attributed to SIR per common share - basic and diluted $ 0.37 $ 0.08 Additional Data: General and administrative expenses (1) / total revenues 11.6% 12.8% General and administrative expenses (1) / total assets (at end of period) 0.3% 0.3% Non-cash straight line rent adjustments included in rental income (4) $ 3,556 $ 5,391 Lease value amortization included in rental income (4) $ 514 $ 434 Non-cash amortization included in other operating expenses (5) $ 213 $ 213 Non-cash amortization included in general and administrative expenses (5) $ 345 $ 345 (dollars and shares in thousands, except per share data) See accompanying notes on the following page.

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 14 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOME (CONTINUED ) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) (dollars in thousands, except per share data) (1) General and administrative expenses include $5,358 and $7,846 of estimated business management incentive fee expense for the three months ended March 31, 2018 and 2017, respectively. (2) In March 2017, one of our tenants filed for bankruptcy and rejected two leases with us: (i) a lease for a property located in Huntsville, AL with approximately 1.4 million rentable square feet and an original lease term until August 2032 and (ii) a lease for a property in Hanover, PA with approximately 502,000 rentable square feet and an original lease term until September 2028. The Huntsville, AL property is occupied by a subtenant of our former tenant which is now contractually obligated to pay rent to us in an amount equal to the rent under the former tenant's lease for a term that runs concurrently with the former tenant’s original lease term, but is subject to certain tenant termination rights. We expect that the lost rents plus carrying costs, such as real estate taxes, insurance, security and other operating costs, from a fully vacant Hanover, PA property may total approximately $3,800 per year. The bankruptcy court overseeing this matter granted us permission to offset our damages with a $3,739 security deposit held from the bankrupt former tenant with respect to the Hanover, PA property. During the three months ended March 31, 2017, we recorded a non-cash charge of $12,517 to write off straight line rents receivable (net of the $3,739 security deposit) related to the rejected leases with the bankrupt former tenant at both properties plus an impairment charge of $4,047 related to the write-off of lease intangibles related to the property located in Hanover, PA. (3) Unrealized gain on equity securities represents the adjustment required to adjust the carrying value of SIR's investment in RMR Inc. common shares to its fair value as of March 31, 2018 in accordance with new GAAP standards effective January 1, 2018. (4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (5) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees expense, which are included in general and administrative and other operating expenses, respectively.

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 15 CONDENSED CONSOLID ATED S TA TEMENTS OF CASH FLOW S CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS For the Three Months Ended March 31, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 37,679 $ 6,728 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 20,256 19,862 Net amortization of debt issuance costs, premiums and discounts 1,764 1,404 Amortization of acquired real estate leases and assumed real estate lease obligations 13,794 13,109 Amortization of deferred leasing costs 443 410 Write-off of straight line rents and provision for losses on rents receivable 400 12,454 Straight line rental income (3,556) (5,391) Loss on asset impairment — 4,047 Loss on early extinguishment of debt 1,192 — Other non-cash expenses, net (502) (311) Unrealized gain on equity securities (16,900) — Equity in earnings of an investee (44) (128) Change in assets and liabilities: Rents receivable (617) 1,599 Deferred leasing costs (448) (1,346) Other assets (1,642) (5,510) Accounts payable and other liabilities (15,833) (17,519) Rents collected in advance 5,455 (137) Security deposits 66 193 Due to related persons (19,941) 7,743 Net cash provided by operating activities 21,566 37,207 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits — (5,977) Real estate improvements (1,438) (4,559) Net cash used in investing activities (1,438) (10,536) (dollars in thousands)

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 16 CONDENSED CONSOLID ATED S TA TEMENTS OF CASH FLOWS (CONTINUED ) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) For the Three Months Ended March 31, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares in subsidiary, net 444,309 — Repayments of mortgage notes payable — (89) Borrowings under revolving credit facilities 134,000 80,000 Repayments of revolving credit facilities (475,000) (65,000) Payment of debt issuance costs (4,183) — Repayment of term loan (350,000) — Repayment of senior unsecured notes (350,000) — Distributions to common shareholders (45,639) (45,608) Repurchase of common shares (16) — Net cash used in financing activities (646,529) (30,697) Decrease in cash, cash equivalents and restricted cash (626,401) (4,026) Cash, cash equivalents and restricted cash at beginning of period 658,897 22,171 Cash, cash equivalents and restricted cash at end of period $ 32,496 $ 18,145 (dollars in thousands) SUPPLEMENTAL DISCLOSURES: Interest paid $ 33,670 $ 33,233 Income taxes paid $ — $ (30) SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows: As of March 31, 2018 2017 Cash and cash equivalents $ 30,884 $ 18,101 Restricted cash 1,612 44 Total cash and cash equivalents and restricted cash shown in the statement of cash flows $ 32,496 $ 18,145

FINANCIAL INFORMATION BY OWNER

FINANCIAL INFORMATION BY OWNER

(dollars and sq. ft. in thousands)

	For the Three Months Ended March 31, 2018 (1)		
	SIR (excluding ILPT)	ILPT	Consolidated
REVENUES:			
Rental income	$ 64,946	$ 34,809	$ 99,755
Tenant reimbursements and other income	15,078	5,796	20,874
Total revenues	80,024	40,605	120,629
EXPENSES:			
Real estate taxes	7,203	4,585	11,788
Other operating expenses	11,737	3,545	15,282
Depreciation and amortization	28,073	6,873	34,946
General and administrative	11,367	2,574	13,941
Total expenses	58,380	17,577	75,957
Operating income	21,644	23,028	44,672
Dividend income	397	—	397
Unrealized gain on equity securities	16,900	—	16,900
Interest income	497	13	510
Interest expense	(19,690)	(3,802)	(23,492)
Loss on early extinguishment of debt	(1,192)	—	(1,192)
Income before income tax expense and equity in earnings of an investee	18,556	19,239	37,795
Income tax expense	(153)	(7)	(160)
Equity in earnings of an investee	44	—	44
Net income	18,447	19,232	37,679
Net income allocated to noncontrolling interest	(4,479)	—	(4,479)
Net income attributed to SIR	$ 13,968	$ 19,232	$ 33,200

	As of March 31, 2018 (1)		
	SIR (excluding ILPT)	ILPT	Consolidated
Total Assets	$ 3,235,774	$ 1,433,235	$ 4,669,009
Unsecured revolving credit facility	$ 107,000	$ 302,000	$ 409,000
Senior unsecured notes, net	1,428,571	—	1,428,571
Mortgage notes payable, net	161,380	49,369	210,749
Total Debt	$ 1,696,951	$ 351,369	$ 2,048,320

(1) In connection with ILPT's formation in September 2017, SIR contributed to ILPT substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540 rentable square feet), and ILPT issued a $750,000 demand note and 45,000,000 ILPT common shares to SIR. On January 17, 2018, ILPT completed the ILPT IPO and sold 20,000,000 of its common shares for net proceeds (after deducting the underwriting discount and commissions and expenses) of $444,309. ILPT used part of the net proceeds from its IPO towards the repayment of amounts outstanding under its revolving credit facility. ILPT also reimbursed us for approximately $7,271 of costs we incurred in connection with ILPT's formation and the preparation for the ILPT IPO.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
17

CONSOLIDATED DEBT SUMMARY

CONSOLIDATED DEBT SUMMARY

(dollars in thousands)

	Coupon Rate (1)	Interest Rate (2)	Principal Balance (3)	Maturity Date	Due at Maturity	Years to Maturity
As of March 31, 2018:						
Unsecured Floating Rate Debt:						
SIR revolving credit facility (LIBOR + 125 bps) (4)	2.987%	2.987%	$ 107,000	3/29/2019	$ 107,000	1.0
ILPT revolving credit facility (LIBOR + 140 bps) (5)	3.230%	3.230%	302,000	12/29/2021	302,000	3.8
Subtotal / weighted average unsecured floating rate debt	3.166%	3.166%	409,000		409,000	3.1
Unsecured Fixed Rate Debt:						
Senior notes due 2020	3.600%	3.775%	400,000	2/1/2020	400,000	1.8
Senior notes due 2022	4.150%	4.360%	300,000	2/1/2022	300,000	3.8
Senior notes due 2024	4.250%	4.471%	350,000	5/15/2024	350,000	6.1
Senior notes due 2025	4.500%	4.755%	400,000	2/1/2025	400,000	6.8
Subtotal / weighted average unsecured fixed rate debt	4.119%	4.334%	1,450,000		1,450,000	4.6
Secured Fixed Rate Debt:						
One property (one building) in Philadelphia, PA (6)	3.664%	4.160%	41,000	8/3/2020	39,635	2.3
One property (one building) in Chester, VA (7)	3.990%	3.480%	48,750	11/1/2020	48,750	2.6
One property (three buildings) in Seattle, WA	3.550%	3.790%	71,000	5/1/2023	71,000	5.1
One property (one building) in Chicago, IL	3.700%	3.590%	50,000	6/1/2023	50,000	5.2
Subtotal / weighted average secured fixed rate debt	3.710%	3.743%	210,750		209,385	4.0
Total / weighted average debt	3.889%	4.043%	$ 2,069,750		$ 2,068,385	4.3

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

18

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 19 CONSOLID ATED DEBT SUMMA RY (CONTINUED ) CONSOLIDATED DEBT SUMMARY(CONTINUED) (dollars in thousands) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of interest rate protection and mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes upfront transaction costs. (3) Principal balance excludes unamortized premiums, discounts and certain issuance costs related to these debts. Total debt outstanding as of March 31, 2018, net of unamortized premiums, discounts and certain issuance costs totaling $21,430, was $2,048,320. (4) We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 125 basis points and a facility fee of 25 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020. Principal balance represents the amount outstanding under our $750,000 revolving credit facility at March 31, 2018. Interest rate is as of March 31, 2018 and excludes the 25 basis points facility fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,850,000 in certain circumstances. (5) ILPT has a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum. The interest rate premium for ILPT's revolving credit facility is subject to adjustment based on changes to ILPT's leverage ratio, and the commitment fee is subject to adjustment based on the unused portion of ILPT's revolving credit facility. ILPT has the option to extend the maturity date of its revolving credit facility for two six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under ILPT's $750,000 revolving credit facility at March 31, 2018. Interest rate is as of March 31, 2018 and excludes the commitment fee. The maximum borrowing availability under ILPT's revolving credit facility may be increased to up to $1,500,000 in certain circumstances. (6) Interest is payable at a rate equal to LIBOR plus a premium. The interest charge has been fixed by a cash flow hedge which sets the interest rate at approximately 4.16% until August 3, 2020, which is the maturity date of the mortgage note. Coupon rate is as of March 31, 2018. (7) Represents a mortgage note secured by a property owned by ILPT.

CONSOLIDATED DEBT MATURITY SCHEDULE

CONSOLIDATED DEBT MATURITY SCHEDULE

(dollars in thousands)

Period/Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total [3]
	Scheduled Principal Payments as of March 31, 2018			
4/1/2018 - 12/31/2018	$ —	$ —	$ 228	$ 228
2019	107,000 [1]	—	710	107,710
2020	—	400,000	88,812	488,812
2021	302,000 [2]	—	—	302,000
2022	—	300,000	—	300,000
2023	—	—	121,000	121,000
2024	—	350,000	—	350,000
2025	—	400,000	—	400,000
Total	$ 409,000	$ 1,450,000	$ 210,750	$ 2,069,750
Percent	19.8%	70.1%	10.1%	100.0%

(1) Represents the amount outstanding under our $750,000 revolving credit facility at March 31, 2018. We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 125 basis points and a facility fee of 25 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020.

(2) Represents the amount outstanding under ILPT's $750,000 revolving credit facility at March 31, 2018. ILPT has a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of March 31, 2018. The interest rate premium for ILPT's revolving credit facility is subject to adjustment based on changes to ILPT's leverage ratio, and the commitment fee is subject to adjustment based on the unused portion of ILPT's revolving credit facility. ILPT has the option to extend the maturity date of its revolving credit facility for two six month periods, subject to payment of extension fees and satisfaction of other conditions.

(3) Total debt outstanding as of March 31, 2018, net of unamortized premiums, discounts and certain issuance costs totaling $21,430, was $2,048,320.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
20

CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Leverage Ratios:					
Total debt (1) / total gross assets (2)	41.4%	55.4%	49.9%	49.7%	48.9%
Total debt (1) / gross book value of real estate assets (3)	42.6%	64.0%	51.0%	51.2%	50.3%
Total debt (1) / total market capitalization (4)	54.6%	58.0%	54.2%	53.4%	50.9%
Secured debt (1) / total assets	4.5%	4.0%	4.9%	5.2%	5.3%
Variable rate debt (1) / total debt (1)	19.8%	35.4%	18.2%	16.9%	29.0%
Coverage Ratios:					
Adjusted EBITDA (5) / interest expense	3.7x	2.4x	3.5x	3.8x	3.5x
Total debt (1) / annualized Adjusted EBITDA (5)	6.0x	13.0x	7.2x	7.2x	8.1x
Public Debt Covenants:					
Total debt / adjusted total assets (6) (maximum 60%)	41.3%	55.4%	50.0%	49.9%	49.3%
Secured debt / adjusted total assets (6) (maximum 40%)	4.2%	17.1%	4.6%	5.0%	5.1%
Consolidated income available for debt service (7) / annual debt service (minimum 1.50x)	4.0x	3.4x	3.8x	3.7x	4.1x
Total unencumbered assets (6) / unsecured debt (minimum 150%)	246.5%	178.9%	199.9%	201.0%	203.7%

(1) Debt amounts represent the principal balance as of the date reported.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 28 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount.
(6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP and exclude depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any.
(7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, and gains and losses on sales of properties, if any, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
21

CONSOLIDATED CAPITAL EXPENDITURES SUMMARY

CONSOLIDATED CAPITAL EXPENDITURES SUMMARY

(dollars in thousands)

	For the Three Months Ended				
SIR (excluding ILPT):	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Tenant improvements (1)	$ 1,734	$ —	$ 376	$ —	$ 311
Leasing costs (2)	571	3,160	308	606	973
Building improvements (3)	385	1,330	1,099	945	385
Recurring capital expenditures	2,690	4,490	1,783	1,551	1,669
Development, redevelopment and other activities (4)	72	462	655	492	37
Total capital expenditures	$ 2,762	$ 4,952	$ 2,438	$ 2,043	$ 1,706

	For the Three Months Ended				
ILPT:	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Tenant improvements (1)	$ 69	$ 384	$ 2	$ 61	$ 17
Leasing costs (2)	5	80	95	24	429
Building improvements (3)	90	228	224	264	309
Recurring capital expenditures	164	692	321	349	755
Development, redevelopment and other activities (4)	378	634	1,928	1,959	684
Total capital expenditures	$ 542	$ 1,326	$ 2,249	$ 2,308	$ 1,439

	For the Three Months Ended				
Consolidated:	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Tenant improvements (1)	$ 1,803	$ 384	$ 378	$ 61	$ 328
Leasing costs (2)	576	3,240	403	630	1,402
Building improvements (3)	475	1,558	1,323	1,209	694
Recurring capital expenditures	2,854	5,182	2,104	1,900	2,424
Development, redevelopment and other activities (4)	450	1,096	2,583	2,451	721
Total capital expenditures	$ 3,304	$ 6,278	$ 4,687	$ 4,351	$ 3,145

(1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) Leasing costs include leasing related costs, such as brokerage commissions, legal costs and tenant inducements.
(3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
22

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 23 CONSOLID ATED PROPERT Y ACQUISITIONS AND DISPOSITIONS INFORM ATION SINCE 1/1/18 CONSOLIDATED PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18 Acquisitions: Dispositions: We have not disposed of any properties since January 1, 2018. We have not acquired any properties since January 1, 2018.

CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Calculation of NOI and Cash Basis NOI:					
Rental income	$ 99,755	$ 99,265	$ 98,635	$ 97,041	$ 97,344
Tenant reimbursements and other income	20,874	18,660	19,379	18,829	18,950
Real estate taxes	(11,788)	(10,963)	(11,489)	(10,836)	(10,843)
Other operating expenses	(15,282)	(14,528)	(14,649)	(13,523)	(12,867)
NOI	$ 93,559	$ 92,434	$ 91,876	$ 91,511	$ 92,584
SIR NOI (excluding ILPT)	$ 61,084	$ 60,403	$ 60,116	$ 59,946	$ 60,215
ILPT NOI	32,475	32,031	31,760	31,565	32,369
NOI	$ 93,559	$ 92,434	$ 91,876	$ 91,511	$ 92,584
Non-cash straight line rent adjustments included in rental income (2)	(3,556)	(4,608)	(5,581)	(5,389)	(5,391)
Lease value amortization included in rental income (2)	(514)	(546)	(547)	(527)	(434)
Lease termination fees included in rental income (2)	—	(212)	—	(101)	—
Non-cash amortization included in other operating expenses (3)	(213)	(213)	(213)	(213)	(213)
Cash Basis NOI	$ 89,276	$ 86,855	$ 85,535	$ 85,281	$ 86,546
SIR Cash Basis NOI (excluding ILPT)	$ 58,097	$ 56,573	$ 55,486	$ 55,425	$ 55,881
ILPT Cash Basis NOI	31,179	30,282	30,049	29,856	30,665
Cash Basis NOI	$ 89,276	$ 86,855	$ 85,535	$ 85,281	$ 86,546

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

24

CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (CONTINUED)

CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (CONTINUED) (1)

(dollars in thousands)

	For the Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Reconciliation of Net Income to NOI and Cash Basis NOI:					
Net income	$ 37,679	$ 2,075	$ 31,442	$ 26,661	$ 6,728
Equity in earnings of an investee	(44)	(75)	(31)	(374)	(128)
Income tax expense	160	102	177	85	102
Income before income tax expense and equity in earnings of an investee	37,795	2,102	31,588	26,372	6,702
Loss on early extinguishment of debt	1,192	—	—	—	—
Interest expense	23,492	24,592	24,383	22,808	21,087
Interest income	(510)	(51)	(19)	(7)	(13)
Unrealized gain on equity securities	(16,900)	—	—	—	—
Dividend income	(397)	(397)	(397)	(396)	(397)
Operating income	44,672	26,246	55,555	48,777	27,379
Loss on impairment of real estate assets	—	—	—	229	—
Loss on asset impairment (4)	—	—	—	—	4,047
Write-off of straight line rents receivable, net (4)	—	—	—	—	12,517
General and administrative	13,941	30,211	1,608	8,188	14,901
Acquisition and transaction related costs	—	1,075	—	—	—
Depreciation and amortization	34,946	34,902	34,713	34,317	33,740
NOI	93,559	92,434	91,876	91,511	92,584
Non-cash straight line rent adjustments included in rental income (2)	(3,556)	(4,608)	(5,581)	(5,389)	(5,391)
Lease value amortization included in rental income (2)	(514)	(546)	(547)	(527)	(434)
Lease termination fees included in rental income (2)	—	(212)	—	(101)	—
Non-cash amortization included in other operating expenses (3)	(213)	(213)	(213)	(213)	(213)
Cash Basis NOI	$ 89,276	$ 86,855	$ 85,535	$ 85,281	$ 86,546

(1) See Definitions of Certain Non-GAAP Financial Measures on page 30 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) During the three months ended March 31, 2017, we recorded a $12,517 non-cash write-off of straight line rents receivable related to leases associated with a tenant bankruptcy at two properties located in Huntsville, AL and Hanover, PA and a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with this tenant bankruptcy at the property located in Hanover, PA.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
25

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI [1]

(dollars in thousands)

	For the Three Months Ended	
	3/31/2018	3/31/2017
Reconciliation of NOI to Same Property NOI [2]:		
Rental income	$ 99,755	$ 97,344
Tenant reimbursements and other income	20,874	18,950
Real estate taxes	(11,788)	(10,843)
Other operating expenses	(15,282)	(12,867)
NOI	93,559	92,584
Less:		
NOI of properties not included in same property results	(2,454)	—
Same property NOI	$ 91,105	$ 92,584
SIR same property NOI (excluding ILPT)	$ 58,630	$ 60,215
ILPT same property NOI	32,475	32,369
Same property NOI	$ 91,105	$ 92,584
Calculation of Same Property Cash Basis NOI [2]:		
Same property NOI	$ 91,105	$ 92,584
Less:		
Non-cash straight line rent adjustments included in rental income [3]	(3,375)	(5,391)
Lease value amortization included in rental income [3]	(514)	(434)
Non-cash amortization included in other operating expenses [4]	(213)	(213)
Same property Cash Basis NOI	$ 87,003	$ 86,546
SIR same property Cash Basis NOI (excluding ILPT)	$ 55,824	$ 55,881
ILPT same property Cash Basis NOI	31,179	30,665
Same property Cash Basis NOI	$ 87,003	$ 86,546

(1) See Definitions of Certain Non-GAAP Financial Measures on page 30 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) For the three months ended March 31, 2018, same property NOI and Cash Basis NOI are based on properties we owned as of March 31, 2018, and which we owned continuously since January 1, 2017.

(3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
26

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1)

(dollars in thousands)

	Three Months Ended March 31, 2018			Three Months Ended March 31, 2017		
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:						
Rental income	$ 64,946	$ 34,809	$ 99,755	$ 63,474	$ 33,870	$ 97,344
Tenant reimbursements and other income	15,078	5,796	20,874	13,380	5,570	18,950
Real estate taxes	(7,203)	(4,585)	(11,788)	(6,504)	(4,339)	(10,843)
Other operating expenses	(11,737)	(3,545)	(15,282)	(10,135)	(2,732)	(12,867)
NOI	61,084	32,475	93,559	60,215	32,369	92,584
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(2,362)	(1,194)	(3,556)	(3,921)	(1,470)	(5,391)
Lease value amortization included in rental income (2)	(412)	(102)	(514)	(338)	(96)	(434)
Non-cash amortization included in other operating expenses (3)	(213)	—	(213)	(75)	(138)	(213)
Cash Basis NOI	$ 58,097	$ 31,179	$ 89,276	$ 55,881	$ 30,665	$ 86,546
Reconciliation of NOI to Same Property NOI (4):						
NOI	$ 61,084	$ 32,475	$ 93,559	$ 60,215	$ 32,369	$ 92,584
Less:						
NOI of properties not included in same property results	(2,454)	—	(2,454)	—	—	—
Same property NOI	$ 58,630	$ 32,475	$ 91,105	$ 60,215	$ 32,369	$ 92,584
Reconciliation of Same Property NOI to Same Property Cash Basis NOI (4):						
Same property NOI	$ 58,630	$ 32,475	$ 91,105	$ 60,215	$ 32,369	$ 92,584
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(2,181)	(1,194)	(3,375)	(3,921)	(1,470)	(5,391)
Lease value amortization included in rental income (2)	(412)	(102)	(514)	(338)	(96)	(434)
Non-cash amortization included in other operating expenses (3)	(213)	—	(213)	(75)	(138)	(213)
Same property Cash Basis NOI	$ 55,824	$ 31,179	$ 87,003	$ 55,881	$ 30,665	$ 86,546

(1) See Definitions of Certain Non-GAAP Financial Measures on page 30 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) For the three months ended March 31, 2018, same property NOI and same property Cash Basis NOI are based on properties SIR owned as of March 31, 2018, and which it owned continuously since January 1, 2017.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
27

CALCULATION OF EBITDA AND ADJUSTED EBITDA

CALCULATION OF EBITDA AND ADJUSTED EBITDA (1)

(dollars in thousands)

	For the Three Months Ended				
	3/31/2018	12/31/2017 (2)	9/30/2017	6/30/2017	3/31/2017
Net income	$ 37,679	$ 2,075	$ 31,442	$ 26,661	$ 6,728
Plus: interest expense	23,492	24,592	24,383	22,808	21,087
Plus: income tax expense	160	102	177	85	102
Plus: depreciation and amortization	34,946	34,902	34,713	34,317	33,740
EBITDA	96,277	61,671	90,715	83,871	61,657
Plus: acquisition and transaction related costs	—	1,075	—	—	—
Plus: general and administrative expense paid in common shares (3)	55	360	458	514	247
Plus: estimated business management incentive fees (4)	5,358	(3,288)	(5,478)	920	7,846
Plus: loss on asset impairment (5)	—	—	—	—	4,047
Plus: loss on impairment of real estate assets (6)	—	—	—	229	—
Plus: loss on early extinguishment of debt (7)	1,192	—	—	—	—
Less: unrealized gain on equity securities (8)	(16,900)	—	—	—	—
Adjusted EBITDA	$ 85,982	$ 59,818	$ 85,695	$ 85,534	$ 73,797

(1) See Definitions of Certain Non-GAAP Financial Measures on page 30 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures.

(2) Net income and EBITDA for the three months ended December 31, 2017 include business management incentive fee expense of $22,281. Adjusted EBITDA for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569.

(3) Amount represents equity based compensation to our trustees and our officers and certain other employees of RMR LLC.

(4) Incentive fees under our business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569. Business management incentive fees for 2017 were paid in cash in January 2018.

(5) During the three months ended March 31, 2017, we recorded a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA.

(6) During the three months ended June 30, 2017, we recorded losses on impairment of real estate assets of $229 in connection with one vacant property located in Maynard, MA.

(7) During the three months ended March 31, 2018, we recorded a $1,192 loss on early extinguishment of debt in connection with the repayment of our term loan and 2.85% senior unsecured notes.

(8) Represents the unrealized gain to record our equity securities to fair value in accordance with GAAP.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
28

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR (1)

(amounts in thousands, except per share data)

	For the Three Months Ended				
	3/31/2018	12/31/2017 (2)	9/30/2017	6/30/2017	3/31/2017
Net income attributed to SIR	$ 33,200	$ 2,075	$ 31,442	$ 26,661	$ 6,728
Plus: depreciation and amortization	34,946	34,902	34,713	34,317	33,740
Plus: loss on impairment of real estate assets	—	—	—	229	—
Plus: net income allocated to noncontrolling interest	4,479	—	—	—	—
Less: FFO allocated to noncontrolling interest	(6,230)	—	—	—	—
FFO attributed to SIR	66,395	36,977	66,155	61,207	40,468
Plus: acquisition and transaction related costs	—	1,075	—	—	—
Plus: estimated business management incentive fees (3)	5,358	(3,288)	(5,478)	920	7,846
Plus: loss on asset impairment (4)	—	—	—	—	4,047
Plus: loss on early extinguishment of debt (5)	1,192	—	—	—	—
Less: unrealized gain on equity securities (6)	(16,900)	—	—	—	—
Normalized FFO attributed to SIR	$ 56,045	$ 34,764	$ 60,677	$ 62,127	$ 52,361
Weighted average common shares outstanding - basic	89,382	89,381	89,355	89,338	89,331
Weighted average common shares outstanding - diluted	89,390	89,392	89,379	89,362	89,348
Net income attributed to SIR per common share - basic and diluted	$ 0.37	$ 0.02	$ 0.35	$ 0.30	$ 0.08
FFO attributed to SIR per common share - basic	$ 0.74	$ 0.41	$ 0.74	$ 0.69	$ 0.45
FFO attributed to SIR per common share - diluted	$ 0.74	$ 0.41	$ 0.74	$ 0.68	$ 0.45
Normalized FFO attributed to SIR per common share - basic and diluted	$ 0.63	$ 0.39	$ 0.68	$ 0.70	$ 0.59

(1) See Definitions of Certain Non-GAAP Financial Measures on page 30 for a definition of FFO attributed to SIR and Normalized FFO attributed to SIR, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Net income and FFO attributed to SIR for the three months ended December 31, 2017 include business management incentive fee expense of $22,281. Normalized FFO attributed to SIR for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569.

(3) Incentive fees under our business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO attributed to SIR until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributed to SIR for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569. Business management incentive fees for 2017 were paid in cash in January 2018.

(4) During the three months ended March 31, 2017, we recorded a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA.

(5) During the three months ended March 31, 2018, we recorded a $1,192 loss on early extinguishment of debt in connection with the repayment of our term loan and 2.85% senior unsecured notes.

(6) Represents the unrealized gain to record our equity securities to fair value in accordance with GAAP.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
29

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 30 DEFINITIONS OF CER TAIN NON-GAA P FINANCIA L MEASURE S DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 24. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 28. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributed to SIR and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO Attributed to SIR and Normalized FFO Attributed to SIR: We calculate FFO attributed to SIR and Normalized FFO attributed to SIR as shown on page 29. FFO attributed to SIR is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on impairment of real estate assets and the difference between net income and FFO allocated to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO attributed to SIR differs from Nareit’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and we exclude acquisition and transaction related costs expensed under GAAP, loss on asset impairment, loss on early extinguishment of debt, unrealized gain on equity securities and Normalized FFO, net of FFO, from noncontrolling interest, if any. We consider FFO attributed to SIR and Normalized FFO attributed to SIR to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributed to a REIT and operating income. We believe that FFO attributed to SIR and Normalized FFO attributed to SIR provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO attributed to SIR and Normalized FFO attributed to SIR may facilitate a comparison of our operating performance between periods and with other REITs. FFO attributed to SIR and Normalized FFO attributed to SIR are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO attributed to SIR and Normalized FFO attributed to SIR do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do.

31 PORTFOLIO INFORMATION 31 2300 & 2400 Yorkmont Road, Charlotte, NC Square Feet: 284,039 Compass Group U.S. Headquarters

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 32 CONSOLID ATED PORTFOLIO SUMMA RY B Y OWNE R CONSOLIDATED PORTFOLIO SUMMARY BY OWNER (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily leasable industrial and commercial lands located in Hawaii, 266 of which are owned by ILPT. (2) See page 24 for the calculation of NOI and Cash Basis NOI and page 25 for a reconciliation of net income determined in accordance with GAAP to those amounts. As of and For the Three Months Ended March 31, 2018 Key Statistic Consolidated ILPT SIR (excluding ILPT) Leasable buildings (1) 366 266 100 Percent of total 100.0% 72.7% 27.3% Total square feet 45,496 28,540 16,956 Percent of total 100.0% 62.7% 37.3% Leased square feet 43,580 28,534 15,046 Percent leased 95.8% 99.9% 88.7% Total revenues $ 120,629 $ 40,605 $ 80,024 Percent of total 100.0% 33.7% 66.3% NOI (2) $ 93,559 $ 32,475 $ 61,084 Percent of total 100.0% 34.7% 65.3% Cash Basis NOI (2) $ 89,276 $ 31,179 $ 58,097 Percent of total 100.0% 34.9% 65.1%

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 33 CONSOLID ATED SAME PROPERT Y RESU LTS OF OPER ATION S CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended (1) 3/31/2018 3/31/2017 Leasable Buildings: SIR (excluding ILPT) 96 96 ILPT (2) 266 266 Total 362 362 Square Feet (3): SIR (excluding ILPT) 16,308 16,308 ILPT (2) 28,540 28,505 Total 44,848 44,813 Percent Leased (4): SIR (excluding ILPT) 88.3% 89.4% ILPT 99.9% 99.6% Total 95.7% 95.9% Total Revenues: SIR (excluding ILPT) $ 76,586 $ 76,854 ILPT 40,605 39,440 Total $ 117,191 $ 116,294 (1) Consists of properties that we owned continuously since January 1, 2017. (2) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii. (3) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (4) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 34 CONSOLID ATED SAME PROPERT Y RESU LTS OF OPER ATIONS (CONTINUED ) CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) 3/31/2018 3/31/2017 NOI (2): SIR (excluding ILPT) $ 58,630 $ 60,215 ILPT 32,475 32,369 Total $ 91,105 $ 92,584 Cash Basis NOI (2): SIR (excluding ILPT) $ 55,824 $ 55,881 ILPT 31,179 30,665 Total $ 87,003 $ 86,546 NOI % Change: SIR (excluding ILPT) -2.6% ILPT 0.3% Total -1.6% Cash Basis NOI % Change: SIR (excluding ILPT) -0.1% ILPT 1.7% Total 0.5% (1) Consists of properties that we owned continuously since January 1, 2017. (2) See page 24 for the calculation of NOI and Cash Basis NOI and page 25 for a reconciliation of net income determined in accordance with GAAP to those amounts, and see page 26 for the calculation and a reconciliation of same property NOI and same property Cash Basis NOI.

CONSOLIDATED LEASING SUMMARY

CONSOLIDATED LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Leasable buildings (1)	366	366	366	364	362
Total sq. ft. (2)	45,496	45,496	45,496	45,186	44,813
Square feet leased	43,580	43,767	43,753	43,340	42,967
Percentage leased	95.8%	96.2%	96.2%	95.9%	95.9%
Leasing Activity (Sq. Ft.):					
New leases	1	173	114	41	234 (3)
Renewals	350	395	152	161	250
Total	351	568	266	202	484
% Change in GAAP Rent (4):					
New leases	19.6%	13.6%	-11.0%	-10.7%	23.3%
Renewals	34.1%	24.6%	4.9%	3.9%	20.0%
Weighted average	33.9%	21.1%	0.5%	-2.6%	20.9%
Leasing Costs and Concession Commitments (5):					
New leases	$ 33	$ 7,667	$ 171	$ 2,494	$ 826
Renewals	370	6,237	299	14	309
Total	$ 403	$ 13,904	$ 470	$ 2,508	$ 1,135
Leasing Costs and Concession Commitments per Sq. Ft. (5):					
New leases	$ 33.00	$ 44.32	$ 1.50	$ 60.83	$ 3.53
Renewals	$ 1.06	$ 15.79	$ 1.97	$ 0.09	$ 1.24
Total	$ 1.15	$ 24.48	$ 1.77	$ 12.42	$ 2.35
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	7.0	8.4	10.1	12.4	7.1
Renewals	26.2	5.2	7.9	35.9	12.8
Total	26.1	6.2	8.9	31.1	10.0
Leasing Costs and Concession Commitments per Sq. Ft. per Year (5) (6):					
New leases	$ 4.71	$ 5.28	$ 0.15	$ 4.91	$ 0.50
Renewals	$ 0.04	$ 3.04	$ 0.25	$ 0.00	$ 0.10
Total	$ 0.04	$ 3.95	$ 0.20	$ 0.40	$ 0.23

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii which are owned by ILPT.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Includes a 35 square foot expansion for a lease that commenced on September 1, 2017.
(4) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
35

SIR (EXCLUDING ILPT) LEASING SUMMARY

SIR (EXCLUDING ILPT) LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Leasable buildings	100	100	100	98	96
Total sq. ft. (1)	16,956	16,956	16,956	16,681	16,308
Square feet leased	15,046	15,234	15,234	14,960	14,587
Percentage leased	88.7%	89.8%	89.8%	89.7%	89.4%
Leasing Activity (Sq. Ft.):					
New leases	0	113	0	40	0
Renewals	55	287	17	0	100
Total	55	400	17	40	100
% Change in GAAP Rent (2):					
New leases	0.0%	12.9%	0.0%	-11.4%	0.0%
Renewals	10.7%	25.7%	3.5%	0.0%	6.3%
Weighted average	10.7%	21.9%	3.5%	-11.4%	6.3%
Leasing Costs and Concession Commitments (3):					
New leases	$ 0	$ 7,519	$ 0	$ 2,479	$ 0
Renewals	335	6,229	283	0	255
Total	$ 335	$ 13,748	$ 283	$ 2,479	$ 255
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 0.00	$ 66.54	$ 0.00	$ 61.98	$ 0.00
Renewals	$ 6.09	$ 21.70	$ 16.65	$ 0.00	$ 2.55
Total	$ 6.09	$ 34.37	$ 16.65	$ 61.98	$ 2.55
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	0.0	11.0	0.0	12.6	0.0
Renewals	4.0	4.9	5.0	0.0	6.9
Total	4.0	6.6	5.0	12.6	6.9
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3) (4):					
New leases	$ 0.00	$ 6.05	$ 0.00	$ 4.92	$ 0.00
Renewals	$ 1.52	$ 4.43	$ 3.33	$ 0.00	$ 0.37
Total	$ 1.52	$ 5.21	$ 3.33	$ 4.92	$ 0.37

(1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(2) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
36

ILPT LEASING SUMMARY

ILPT LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Leasable buildings [1]	266	266	266	266	266
Total sq. ft. [2]	28,540	28,540	28,540	28,505	28,505
Square feet leased	28,534	28,533	28,519	28,380	28,380
Percentage leased	99.9%	99.9%	99.9%	99.6%	99.6%
Leasing Activity (Sq. Ft.):					
New leases	1	60	114	1	234 [3]
Renewals	295	108	135	161	150
Total	296	168	249	162	384
% Change in GAAP Rent [4]:					
New leases	19.6%	17.8%	-11.0%	23.2%	23.3%
Renewals	46.3%	8.9%	5.7%	3.9%	42.5%
Weighted average	45.9%	13.3%	-0.5%	4.2%	32.6%
Leasing Costs and Concession Commitments [5]:					
New leases	$ 33	$ 148	$ 171	$ 15	$ 826
Renewals	35	8	16	14	54
Total	$ 68	$ 156	$ 187	$ 29	$ 880
Leasing Costs and Concession Commitments per Sq. Ft. [5]:					
New leases	$ 33.00	$ 2.47	$ 1.50	$ 15.00	$ 3.53
Renewals	$ 0.12	$ 0.07	$ 0.12	$ 0.09	$ 0.36
Total	$ 0.23	$ 0.93	$ 0.75	$ 0.18	$ 2.29
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	7.0	3.6	10.1	3.1	7.1
Renewals	30.4	6.0	8.3	35.9	16.8
Total	30.3	5.1	9.1	35.7	10.9
Leasing Costs and Concession Commitments per Sq. Ft. per Year [5] [6]:					
New leases	$ 4.71	$ 0.69	$ 0.15	$ 4.84	$ 0.50
Renewals	$ 0.00	$ 0.01	$ 0.01	$ 0.00	$ 0.02
Total	$ 0.01	$ 0.18	$ 0.08	$ 0.01	$ 0.21

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Includes a 35 square foot expansion for a lease that commenced on September 1, 2017.
(4) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
37

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 38 CONSOLID ATED OCCU PANC Y AND LEASING ANA LYSIS B Y OWNE R CONSOLIDATED OCCUPANCY AND LEASING ANALYSIS BY OWNER (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 3/31/2018 Owner 3/31/2018 New Renewals Total SIR (excluding ILPT) 16,956 — 55 55 ILPT 28,540 1 295 296 Total 45,496 1 350 351 Sq. Ft. Leased As of 12/31/2017 New and Acquisitions / As of 3/31/2018 Owner 12/31/2017 % Leased (2) Expired Renewals (Sales) 3/31/2018 % Leased SIR (excluding ILPT) 15,234 89.8% (243) 55 — 15,046 88.7% ILPT 28,533 99.9% (295) 296 — 28,534 99.9% Total 43,767 96.2% (538) 351 — 43,580 95.8% (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

CONSOLIDATED TENANT DIVERSITY AND CREDIT CHARACTERISTICS

CONSOLIDATED TENANT DIVERSITY AND CREDIT CHARACTERISTICS

As of March 31, 2018

Tenant Industry	SIR (excluding ILPT)	ILPT	Total
	% of Annualized Rental Revenues [1]		
Technology & Communications	35.4%	2.9%	24.7%
Retail & Food	15.7%	32.9%	21.4%
Manufacturing & Transportation	8.9%	18.1%	11.9%
Legal & Consulting	15.2%	0.8%	10.4%
Real Estate & Financial	9.3%	9.7%	9.4%
Energy Services	11.7%	4.5%	9.3%
Industrial	0.2%	26.8%	9.0%
Other	3.6%	4.3%	3.9%
	100.0%	100.0%	100.0%

% of Total Annualized Rental Revenues [1]


24.7%
21.4%
11.9%
10.4%
9.4%
9.3%
9.0%
3.9%
Technology & Communications
Retail & Food
Manufacturing & Transportation
Legal & Consulting
Real Estate & Financial
Energy Services
Industrial
Other

Tenant Credit Characteristics	SIR (excluding ILPT)	ILPT	Total
	% of Annualized Rental Revenues [1]		
Leased Hawaii lands	—%	54.8%	18.1% [2]
Investment grade rated	42.1%	18.0%	34.2% [3]
Unrated or non-investment grade	57.9%	27.2%	47.7%
	100.0%	100.0%	100.0%

% of Total Annualized Rental Revenues [1]


18.1%
34.2%
47.7%
Leased Hawaii lands (2)
Investment grade rated (3)
Unrated or non-investment grade

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes certain Hawaii lands which are leased by investment grade rated tenants and are included in the investment grade rated tenant credit category.
(3) Includes certain Hawaii lands which are leased by investment grade rated tenants.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
39

TENANTS REPRESENTING 1% OR MORE OF TOTAL CONSOLIDATED ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL CONSOLIDATED ANNUALIZED RENTAL REVENUES

As of March 31, 2018

(sq. ft. in thousands)

	Tenant	Property Type	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Annualized Rental Revenues (2)
1.	Shook, Hardy & Bacon L.L.P.	Office	596	1.4%	3.9%
2.	Tellabs, Inc.	Office	820	1.9%	3.5%
3.	Amazon.com, Inc.	Industrial	3,048	7.0%	3.4%
4.	Noble Energy, Inc.	Office	497	1.1%	3.1%
5.	Bank of America, National Association	Office	554	1.3%	3.0%
6.	Tesoro Corporation	Office	618	1.4%	2.9%
7.	F5 Networks, Inc.	Office	299	0.7%	2.9%
8.	WestRock Company	Office	311	0.7%	2.6%
9.	Orbital ATK, Inc.	Office	337	0.8%	2.2%
10.	Tyson Foods, Inc.	Office	248	0.6%	2.1%
11.	Technicolor SA	Industrial	1,371	3.1%	2.1%
12.	FedEx Corporation	Office; Industrial	830	1.9%	1.8%
13.	Micro Focus Software, Inc.	Office	406	0.9%	1.7%
14.	ARRIS International plc	Office	228	0.5%	1.6%
15.	PNC Bank, National Association	Office	441	1.0%	1.4%
16.	ServiceNow, Inc.	Office	149	0.3%	1.3%
17.	Allstate Insurance Company	Office	458	1.1%	1.3%
18.	Church & Dwight Co., Inc.	Office	250	0.6%	1.3%
19.	Restoration Hardware, Inc	Industrial	1,195	2.7%	1.2%
20.	Compass Group USA, Inc.	Office	267	0.6%	1.2%
21.	Tailored Brands, Inc.	Office	206	0.5%	1.2%
22.	Automatic Data Processing, Inc.	Office	289	0.7%	1.2%
23.	Primerica Life Insurance Company	Office	344	0.8%	1.1%
24.	American Tire Distributors, Inc.	Industrial	722	1.7%	1.1%
25.	United Launch Alliance, LLC	Office	168	0.4%	1.1%
26.	Red Hat, Inc.	Office	175	0.4%	1.0%
	Total		14,827	34.1%	51.2%

(1) Rented square feet is pursuant to existing leases as of March 31, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

40

CONSOLIDATED THREE YEAR LEASE EXPIRATION SCHEDULE BY OWNER

CONSOLIDATED THREE YEAR LEASE EXPIRATION SCHEDULE BY OWNER

As of March 31, 2018

(dollars and sq. ft. in thousands)

	Total	2018	2019	2020	2021 and Thereafter
SIR (excluding ILPT):					
Total sq. ft.	16,956				
Leased sq. ft. (1)	15,046	447	206	190	14,203
Percent		3.0%	1.4%	1.3%	94.3%
Annualized rental revenues (2)	$ 316,332	$ 5,243	$ 4,281	$ 5,424	$ 301,384
Percent		1.7%	1.4%	1.7%	95.2%
ILPT:					
Total sq. ft.	28,540				
Leased sq. ft. (1)	28,534	314	1,534	848	25,838
Percent		1.1%	5.4%	3.0%	90.5%
Annualized rental revenues (2)	$ 156,508	$ 1,177	$ 4,410	$ 4,292	$ 146,629
Percent		0.8%	2.8%	2.7%	93.7%
Consolidated:					
Total sq. ft.	45,496				
Leased sq. ft. (1)	43,580	761	1,740	1,038	40,041
Percent		1.7%	4.0%	2.4%	91.9%
Annualized rental revenues (2)	$ 472,840	$ 6,420	$ 8,691	$ 9,716	$ 448,013
Percent		1.4%	1.8%	2.1%	94.7%

(1) Leased square feet is pursuant to existing leases as of March 31, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
41

CONSOLIDATED PORTFOLIO LEASE EXPIRATION SCHEDULE

CONSOLIDATED PORTFOLIO LEASE EXPIRATION SCHEDULE

As of March 31, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
4/1/2018 - 12/31/2018	20	761	1.7%	1.7%	$ 6,420	1.4%	1.4%
2019	20	1,740	4.0%	5.7%	8,691	1.8%	3.2%
2020	21	1,038	2.4%	8.1%	9,716	2.1%	5.3%
2021	26	1,667	3.8%	11.9%	17,090	3.6%	8.9%
2022	73	3,948	9.1%	21.0%	50,519	10.7%	19.6%
2023	28	3,155	7.2%	28.2%	40,914	8.7%	28.3%
2024	23	7,001	16.1%	44.3%	71,074	15.0%	43.3%
2025	15	1,765	4.1%	48.4%	26,013	5.5%	48.8%
2026	8	1,701	3.9%	52.3%	26,130	5.5%	54.3%
2027	20	6,150	14.1%	66.4%	51,255	10.8%	65.1%
Thereafter	93	14,654	33.6%	100.0%	165,018	34.9%	100.0%
Total	347	43,580	100.0%		$ 472,840	100.0%	
Weighted average remaining lease term (in years)		9.6			9.2		

(1) Rented square feet is pursuant to existing leases as of March 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
42

SIR (EXCLUDING ILPT) PORTFOLIO LEASE EXPIRATION SCHEDULE

SIR (EXCLUDING ILPT) PORTFOLIO LEASE EXPIRATION SCHEDULE

As of March 31, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
4/1/2018 - 12/31/2018	4	447	3.0%	3.0%	$ 5,243	1.7%	1.7%
2019	4	206	1.4%	4.3%	4,281	1.4%	3.1%
2020	2	190	1.3%	5.6%	5,424	1.7%	4.8%
2021	6	443	2.9%	8.5%	9,951	3.1%	7.9%
2022	10	1,186	7.9%	16.4%	29,696	9.4%	17.3%
2023	11	1,617	10.7%	27.2%	29,249	9.2%	26.5%
2024	11	2,251	15.0%	42.1%	55,376	17.5%	44.0%
2025	7	1,146	7.6%	49.8%	22,898	7.2%	51.2%
2026	5	1,064	7.1%	56.8%	22,658	7.2%	58.4%
2027	8	1,263	8.4%	65.2%	27,415	8.7%	67.1%
Thereafter	12	5,233	34.7%	100.0%	104,141	32.9%	100.0%
Total	80	15,046	100.0%		$ 316,332	100.0%	
Weighted average remaining lease term (in years)		8.4			8.2		

(1) Rented square feet is pursuant to existing leases as of March 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

43

ILPT PORTFOLIO LEASE EXPIRATION SCHEDULE

ILPT PORTFOLIO LEASE EXPIRATION SCHEDULE

As of March 31, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
4/1/2018 - 12/31/2018	16	314	1.1%	1.1%	$ 1,177	0.8%	0.8%
2019	16	1,534	5.4%	6.5%	4,410	2.8%	3.6%
2020	19	848	3.0%	9.5%	4,292	2.7%	6.3%
2021	20	1,224	4.3%	13.8%	7,139	4.6%	10.9%
2022	63	2,762	9.7%	23.5%	20,823	13.3%	24.2%
2023	18	1,538	5.4%	28.9%	11,665	7.5%	31.7%
2024	12	4,750	16.6%	45.5%	15,698	10.0%	41.7%
2025	8	619	2.2%	47.7%	3,115	2.0%	43.7%
2026	3	637	2.2%	49.9%	3,472	2.2%	45.9%
2027	12	4,887	17.1%	67.0%	23,840	15.2%	61.1%
Thereafter	81	9,421	33.0%	100.0%	60,877	38.9%	100.0%
Total	268	28,534	100.0%		$ 156,508	100.0%	
Weighted average remaining lease term (in years)		10.3			11.2		

(1) Rented square feet is pursuant to existing leases as of March 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
44

Select Income REIT Supplemental Operating and Financial Data, March 31, 2018 45 HA W AII LAND RENT RESET SUMMA RY HAWAII LAND RENT RESET SUMMARY (1) (dollars and sq. ft. in thousands) Historical Hawaii Land Rent Resets: For the Three Months Ended 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Number of leases reset — 4 1 1 — Square feet — 200 27 79 — Percent change in GAAP rent (2) —% 38.6% 45.3% 48.9% —% Scheduled Hawaii Land Rent Resets: As of March 31, 2018 Number Annualized of Resets Sq. Ft. Rental Revenues (3) 4/1/2018 - 12/31/2018 1 21 $ 237 2019 20 2,498 10,903 2020 4 359 2,500 2021 and Thereafter 40 2,742 19,723 Total 65 5,620 $ 33,363 (1) All rent resets relate to properties owned by ILPT. (2) Represents percent change in prior rents charged for same space. Reset rents include estimated recurring expense reimbursements and exclude lease value amortization. (3) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

46 EXHIBIT 46 2555 Grand Boulevard, Kansas City, MO Square Feet: 595,607 Shook, Hardy & Bacon LLP Headquarters

CONSOLIDATED PROPERTY DETAIL

CONSOLIDATED PROPERTY DETAIL

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
40 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	149	100.0%	$ 1,618	$ 12,266	$ 10,301	12/9/2010	1984
42 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	149	100.0%	1,615	12,319	10,318	12/9/2010	1985
44 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	150	100.0%	2,625	12,660	10,691	12/9/2010	1985
46 Inverness Center Parkway	Birmingham	AL	—	SIR Owned	Land	—	—%	—	2,000	2,000	12/9/2010	—
445 Jan Davis Drive	Huntsville	AL	1	SIR Owned	Office	57	100.0%	1,005	10,280	9,921	7/22/2016	2007
4905 Moores Mill Road	Huntsville	AL	1	SIR Owned	Industrial	1,370	100.0%	9,790	73,001	63,597	8/31/2012	2007
4501 Industrial Drive	Fort Smith	AR	1	ILPT Owned	Industrial	64	100.0%	465	4,385	4,109	1/29/2015	2013
16001 North 28th Avenue	Phoenix	AZ	1	SIR Owned	Office	105	100.0%	1,901	13,717	12,905	4/16/2015	2007
2149 West Dunlap Avenue	Phoenix	AZ	1	SIR Owned	Office	122	100.0%	2,486	20,127	18,978	1/29/2015	1983
1920 and 1930 W University Drive	Tempe	AZ	2	SIR Owned	Office	100	100.0%	2,015	13,461	8,339	6/30/1999	1988
2544 and 2548 Campbell Place	Carlsbad	CA	2	SIR Owned	Office	94	100.0%	2,604	21,314	18,847	9/21/2012	2007
2235 Iron Point Road	Folsom	CA	1	SIR Owned	Office	95	100.0%	3,504	28,954	24,332	12/17/2010	2009
47131 Bayside Parkway	Fremont	CA	1	SIR Owned	Office	101	100.0%	2,199	10,775	9,612	3/19/2009	1990
100 Redwood Shores Parkway	Redwood City	CA	1	SIR Owned	Office	63	100.0%	3,125	35,531	33,692	1/29/2015	2014
3875 Atherton Road	Rocklin	CA	1	SIR Owned	Office	19	100.0%	405	4,180	3,865	1/29/2015	1991
145 Rio Robles Drive	San Jose	CA	1	SIR Owned	Office	57	100.0%	1,932	13,500	12,604	12/23/2013	2010
2090 Fortune Drive	San Jose	CA	1	SIR Owned	Office	72	100.0%	891	7,698	7,540	1/29/2015	2014
2115 O'Nel Drive	San Jose	CA	1	SIR Owned	Office	99	100.0%	3,201	33,200	31,211	1/29/2015	2013
3939 North First Street	San Jose	CA	1	SIR Owned	Office	64	100.0%	2,019	14,494	13,633	12/23/2013	2013
51 and 77 Rio Robles Drive	San Jose	CA	2	SIR Owned	Office	129	100.0%	2,624	31,478	29,363	12/23/2013	2011
6448-6450 Via Del Oro	San Jose	CA	1	SIR Owned	Office	76	100.0%	1,762	14,737	13,798	1/29/2015	1983
2450 and 2500 Walsh Avenue	Santa Clara	CA	2	SIR Owned	Office	132	100.0%	4,607	44,918	42,018	1/29/2015	2014
3250 and 3260 Jay Street	Santa Clara	CA	2	SIR Owned	Office	149	100.0%	6,140	63,958	59,837	1/29/2015	2013
350 West Java Drive	Sunnyvale	CA	1	SIR Owned	Office	96	100.0%	2,878	24,012	22,325	11/15/2012	2012
7958 South Chester Street	Centennial	CO	1	SIR Owned	Office	168	100.0%	4,992	31,049	29,187	1/29/2015	2000
350 Spectrum Loop	Colorado Springs	CO	1	SIR Owned	Office	156	100.0%	2,714	23,265	21,669	1/29/2015	2000
955 Aeroplaza Drive	Colorado Springs	CO	1	ILPT Owned	Industrial	125	100.0%	900	8,212	7,625	1/29/2015	2012
13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	ILPT Owned	Industrial	394	100.0%	1,358	16,101	15,054	1/29/2015	1996
333 Inverness Drive South	Englewood	CO	1	SIR Owned	Office	140	100.0%	2,825	15,446	13,679	6/15/2012	1998
150 Greenhorn Drive	Pueblo	CO	1	ILPT Owned	Industrial	54	100.0%	543	4,377	4,046	1/29/2015	2013
2 Tower Drive	Wallingford	CT	1	ILPT Owned	Industrial	62	100.0%	404	3,643	3,015	10/24/2006	1978
1 Targeting Center	Windsor	CT	1	SIR Owned	Office	97	100.0%	1,119	9,076	8,052	7/20/2012	1999
235 Great Pond Drive	Windsor	CT	1	ILPT Owned	Industrial	171	100.0%	1,383	11,869	10,528	7/20/2012	2004
10350 NW 112th Avenue	Miami	FL	1	SIR Owned	Office	79	100.0%	3,042	23,852	22,266	1/29/2015	2002

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
47

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2100 NW 82nd Avenue	Miami	FL	1	ILPT Owned	Industrial	37	100.0%	264	1,895	1,182	3/19/1998	2013
One Primerica Parkway	Duluth	GA	1	SIR Owned	Office	344	100.0%	5,249	57,332	53,340	1/29/2015	2013
1000 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	421	2,252	2,252	12/5/2003	—
1001 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	338	100.0%	2,634	18,559	17,354	12/5/2003	—
1024 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	309	1,818	1,818	12/5/2003	—
1024 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	26	100.0%	218	1,385	1,385	12/5/2003	—
1027 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	102	100.0%	783	5,444	5,444	12/5/2003	—
1030 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	122	100.0%	991	5,655	5,655	12/5/2003	—
1038 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	355	2,576	2,576	12/5/2003	—
1045 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	15	100.0%	105	819	819	12/5/2003	—
1050 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	43	100.0%	324	2,277	1,965	12/5/2003	—
1052 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	197	1,943	1,868	12/5/2003	—
1055 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	203	1,216	1,216	12/5/2003	—
106 Puuhale Road	Honolulu	HI	1	ILPT Owned	Industrial	14	100.0%	247	1,342	1,296	12/5/2003	1966
1062 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	238	1,647	1,434	12/5/2003	—
1122 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	106	100.0%	785	5,781	5,781	12/5/2003	—
113 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	77	100.0%	542	3,729	3,729	12/5/2003	—
1150 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	46	100.0%	515	2,445	2,445	12/5/2003	—
120 Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	31	100.0%	446	2,608	2,520	12/5/2003	1970
120 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Industrial	71	100.0%	1,288	13,735	9,652	11/23/2004	2004
120B Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	35	100.0%	542	1,953	1,953	12/5/2003	1970
125 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	255	1,630	1,630	12/5/2003	—
125B Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	49	100.0%	343	2,815	2,815	12/5/2003	—
1330 Pali Highway	Honolulu	HI	1	ILPT Owned	Land	20	100.0%	459	1,423	1,423	12/5/2003	—
1360 Pali Highway	Honolulu	HI	1	ILPT Owned	Land	126	100.0%	2,850	9,331	9,236	12/5/2003	—
140 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	200	1,100	1,100	12/5/2003	—
142 Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	26	100.0%	400	3,637	3,308	12/5/2003	1972
148 Mokauea Street	Honolulu	HI	1	ILPT Owned	Land	86	100.0%	719	3,476	3,476	12/5/2003	—
150 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	123	100.0%	1,064	4,887	4,887	12/5/2003	—
151 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	337	1,956	1,956	12/5/2003	—
158 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	101	100.0%	731	2,488	2,488	12/5/2003	—
165 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	16	100.0%	115	758	758	12/5/2003	—
179 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	62	100.0%	609	2,480	2,480	12/5/2003	—
180 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	67	100.0%	555	1,655	1,655	12/5/2003	—
1926 Auiki Street	Honolulu	HI	1	ILPT Owned	Industrial	42	100.0%	620	4,419	3,989	12/5/2003	1959
1931 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	96	100.0%	934	3,779	3,779	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
48

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
197 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	297	1,238	1,238	12/5/2003	—
2001 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	243	1,091	1,091	12/5/2003	—
2019 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	218	1,377	1,377	12/5/2003	—
2020 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	351	2,385	2,385	12/5/2003	—
204 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	256	1,689	1,689	12/5/2003	—
207 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	345	2,024	2,024	12/5/2003	—
2103 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	79	100.0%	677	3,212	3,212	12/5/2003	—
2106 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	270	1,737	1,679	12/5/2003	—
2110 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	20	100.0%	256	837	837	12/5/2003	—
212 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	46	100.0%	376	1,067	1,067	12/5/2003	—
2122 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	322	1,365	1,365	12/5/2003	—
2127 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	57	100.0%	520	3,003	2,983	12/5/2003	—
2135 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	255	825	825	12/5/2003	—
2139 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	192	885	885	12/5/2003	—
214 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Industrial	22	100.0%	423	2,267	2,234	12/5/2003	1981
2140 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	19	100.0%	147	931	931	12/5/2003	—
2144 Auiki Street	Honolulu	HI	1	ILPT Owned	Industrial	54	100.0%	1,277	9,530	7,614	12/5/2003	1953
215 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	379	2,117	2,117	12/5/2003	—
218 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	266	1,741	1,741	12/5/2003	—
220 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	66	100.0%	584	2,619	2,619	12/5/2003	—
2250 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	76	100.0%	553	3,862	3,862	12/5/2003	—
2264 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	242	1,632	1,632	12/5/2003	—
2276 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	241	1,619	1,619	12/5/2003	—
228 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	338	1,865	1,865	12/5/2003	—
2308 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	65	100.0%	456	3,314	3,314	12/5/2003	—
231 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	19	100.0%	161	752	752	12/5/2003	—
231B Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	39	100.0%	360	1,539	1,539	12/5/2003	—
2344 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	144	100.0%	1,318	6,709	6,709	12/5/2003	—
238 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	60	100.0%	527	2,273	2,273	12/5/2003	—
2635 Waiwai Loop A	Honolulu	HI	1	ILPT Owned	Land	23	100.0%	209	1,284	1,159	12/5/2003	—
2635 Waiwai Loop B	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	205	1,282	1,245	12/5/2003	—
2760 Kam Highway	Honolulu	HI	1	ILPT Owned	Land	29	100.0%	144	724	724	12/5/2003	—
2804 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	253	1,777	1,776	12/5/2003	—
2806 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	274	1,801	1,801	12/5/2003	—
2808 Kam Highway	Honolulu	HI	1	ILPT Owned	Land	13	100.0%	102	310	310	12/5/2003	—
2809 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	36	100.0%	273	1,837	1,837	12/5/2003	—
2810 Paa Street	Honolulu	HI	1	ILPT Owned	Land	52	100.0%	414	3,340	3,340	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
49

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2810 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	412	100.0%	2,644	27,703	27,703	12/5/2003	—
2812 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	271	1,804	1,802	12/5/2003	—
2814 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	278	1,925	1,925	12/5/2003	—
2815 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	208	1,823	1,822	12/5/2003	—
2815 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	95	287	287	12/5/2003	—
2816 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	44	100.0%	234	1,036	1,026	12/5/2003	—
2819 Mokumoa Street - A	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,821	1,821	12/5/2003	—
2819 Mokumoa Street - B	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	266	1,816	1,816	12/5/2003	—
2819 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	281	2,123	2,115	12/5/2003	—
2821 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	97	287	287	12/5/2003	—
2826 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	427	3,921	3,921	12/5/2003	—
2827 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	269	1,801	1,801	12/5/2003	—
2828 Paa Street	Honolulu	HI	1	ILPT Owned	Land	187	100.0%	1,494	12,448	12,448	12/5/2003	—
2829 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	517	1,722	1,720	12/5/2003	—
2928 Kaihikapu Street - A	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	271	1,801	1,801	12/5/2003	—
2829 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	95	287	287	12/5/2003	—
2829 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	297	2,088	2,088	12/5/2003	—
2830 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	292	2,146	2,146	12/5/2003	—
2831 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	267	860	860	12/5/2003	—
2831 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	207	1,857	1,649	12/5/2003	—
2833 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	96	601	601	12/5/2003	—
2833 Paa Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	287	1,701	1,701	12/5/2003	—
2833 Paa Street #2	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	287	1,675	1,675	12/5/2003	—
2836 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	26	100.0%	142	1,353	1,353	12/5/2003	—
2838 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	83	100.0%	646	4,262	4,262	12/5/2003	—
2839 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	106	627	627	12/5/2003	—
2839 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	232	1,942	1,942	12/5/2003	—
2840 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	298	2,149	2,149	12/5/2003	—
2841 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	308	2,088	2,088	12/5/2003	—
2844 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	255	1,974	1,963	12/5/2003	—
2846-A Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	61	100.0%	467	3,135	2,794	12/5/2003	—
2847 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	351	885	777	12/5/2003	—
2849 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	275	860	860	12/5/2003	—
2850 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	9	100.0%	65	459	397	12/5/2003	—
2850 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	300	2,143	2,143	12/5/2003	—
2850 Paa Street	Honolulu	HI	1	ILPT Owned	Land	298	100.0%	2,119	22,827	22,827	12/5/2003	—
2855 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	314	1,807	1,807	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
50

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
2855 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	285	1,934	1,934	12/5/2003	—
2857 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	306	983	983	12/5/2003	—
2858 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,801	1,801	12/5/2003	—
2861 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	423	3,867	3,867	12/5/2003	—
2864 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	281	1,842	1,839	12/5/2003	—
2864 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	268	2,092	2,092	12/5/2003	—
2865 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	294	1,934	1,934	12/5/2003	—
2868 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	372	1,801	1,801	12/5/2003	—
2869 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	282	1,794	1,794	12/5/2003	—
2875 Paa Street	Honolulu	HI	1	ILPT Owned	Land	23	100.0%	227	1,330	1,330	12/5/2003	—
2879 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	272	1,789	1,789	12/5/2003	—
2879 Paa Street	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	224	1,735	1,725	12/5/2003	—
2886 Paa Street	Honolulu	HI	1	ILPT Owned	Land	60	100.0%	698	2,205	2,205	12/5/2003	—
2889 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	280	1,783	1,783	12/5/2003	—
2906 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	290	1,816	1,815	12/5/2003	—
2908 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	356	1,810	1,809	12/5/2003	—
2915 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	105	100.0%	850	2,579	2,579	12/5/2003	—
2927 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	263	1,778	1,778	12/5/2003	—
2928 Kaihikapu Street - B	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	285	1,948	1,948	12/5/2003	—
2960 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	314	1,977	1,977	12/5/2003	—
2965 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	333	2,140	2,140	12/5/2003	—
2969 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	80	100.0%	366	4,053	4,045	12/5/2003	—
2970 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	286	1,722	1,722	12/5/2003	—
33 S. Vineyard Boulevard	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	107	850	845	12/5/2003	—
525 N. King Street	Honolulu	HI	1	ILPT Owned	Land	21	100.0%	237	1,342	1,342	12/5/2003	—
609 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	24	100.0%	210	624	619	12/5/2003	—
619 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	55	100.0%	523	1,415	1,414	12/5/2003	—
645 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	260	882	882	12/5/2003	—
659 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	255	880	865	12/5/2003	—
659 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,807	1,807	12/5/2003	—
660 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	192	1,787	1,784	12/5/2003	—
667 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	285	862	860	12/5/2003	—
669 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	—	1,898	1,859	12/5/2003	—
673 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	257	1,801	1,801	12/5/2003	—
675 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	218	1,081	1,081	12/5/2003	—
679 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,810	1,808	12/5/2003	—
685 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	266	1,801	1,801	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

51

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
673 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,821	1,806	12/5/2003	—
692 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	296	1,798	1,798	12/5/2003	—
697 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	297	1,805	1,514	12/5/2003	—
702 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	264	1,787	1,784	12/5/2003	—
704 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	59	100.0%	462	3,075	2,830	12/5/2003	—
709 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	323	1,801	1,801	12/5/2003	—
719 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	291	1,960	1,960	12/5/2003	—
729 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	227	1,801	1,801	12/5/2003	—
733 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	65	100.0%	666	3,403	3,403	12/5/2003	—
739 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	233	1,801	1,801	12/5/2003	—
759 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	263	1,769	1,767	12/5/2003	—
761 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	73	100.0%	540	3,759	3,758	12/5/2003	—
766 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	274	1,801	1,801	12/5/2003	—
770 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	339	1,801	1,801	12/5/2003	—
789 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	254	2,611	2,609	12/5/2003	—
80 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	191	100.0%	1,539	7,972	7,972	12/5/2003	—
803 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	73	100.0%	707	3,804	3,804	12/5/2003	—
808 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	57	100.0%	499	3,279	3,279	12/5/2003	—
812 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	262	2,613	2,613	12/5/2003	—
819 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	105	100.0%	1,024	5,434	5,216	12/5/2003	—
822 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	316	1,810	1,799	12/5/2003	—
830 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	268	1,826	1,807	12/5/2003	—
842 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	309	1,809	1,798	12/5/2003	—
846 Ala Lilikoi Boulevard B	Honolulu	HI	1	ILPT Owned	Land	8	100.0%	41	234	234	12/5/2003	—
848 Ala Lilikoi Boulevard A	Honolulu	HI	1	ILPT Owned	Land	326	100.0%	1,681	9,426	9,426	12/5/2003	—
850 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	48	100.0%	261	2,684	2,682	12/5/2003	—
852 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,801	1,801	12/5/2003	—
855 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	212	1,834	1,834	12/5/2003	—
841 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	63	100.0%	494	3,265	3,265	12/5/2003	—
865 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	36	100.0%	307	1,846	1,846	12/5/2003	—
889 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	49	100.0%	406	6,203	6,161	11/21/2012	—
905 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	21	100.0%	167	1,148	1,148	12/5/2003	—
918 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	72	100.0%	454	3,820	3,820	12/5/2003	—
930 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	69	100.0%	509	3,654	3,654	12/5/2003	—
944 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	205	1,219	1,219	12/5/2003	—
949 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	237	100.0%	1,597	11,568	11,568	12/5/2003	—
950 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	258	1,724	1,724	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

52

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
960 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	14	100.0%	92	614	614	12/5/2003	—
960 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	305	1,933	1,933	12/5/2003	—
970 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	15	100.0%	125	817	817	12/5/2003	—
91-008 Hanua	Kapolei	HI	1	SIR Owned	Land	417	—%	—	3,548	3,546	6/15/2005	—
91-027 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	214	100.0%	282	2,667	2,667	6/15/2005	—
91-064 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	321	1,826	1,826	6/15/2005	—
91-080 Hanua	Kapolei	HI	1	ILPT Owned	Land	217	100.0%	501	2,187	2,187	6/15/2005	—
91-083 Hanua	Kapolei	HI	1	ILPT Owned	Land	47	100.0%	126	716	716	6/15/2005	—
91-086 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	1,242	100.0%	1,809	13,884	13,884	6/15/2005	—
91-087 Hanua	Kapolei	HI	1	ILPT Owned	Land	22	100.0%	68	381	381	6/15/2005	—
91-091 Hanua	Kapolei	HI	1	ILPT Owned	Land	41	100.0%	103	552	552	6/15/2005	—
91-102 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	249	1,599	1,599	6/15/2005	—
91-110 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	232	1,293	1,293	6/15/2005	—
91-119 Olai	Kapolei	HI	1	ILPT Owned	Land	98	100.0%	225	1,981	1,981	6/15/2005	—
91-210 Kauhi	Kapolei	HI	1	ILPT Owned	Land	44	100.0%	122	567	567	6/15/2005	—
91-141 Kalaeloa	Kapolei	HI	1	ILPT Owned	Land	910	100.0%	1,693	11,624	11,624	6/15/2005	—
91-150 Hanua	Kapolei	HI	1	SIR Owned	Land	418	—%	—	5,829	5,829	6/15/2005	—
91-150 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	250	100.0%	421	3,159	3,159	6/15/2005	—
91-171 Olai	Kapolei	HI	1	ILPT Owned	Land	24	100.0%	52	265	265	6/15/2005	—
91-174 Olai	Kapolei	HI	1	ILPT Owned	Land	58	100.0%	146	1,009	995	6/15/2005	—
91-175 Olai	Kapolei	HI	1	ILPT Owned	Land	48	100.0%	71	1,286	1,271	6/15/2005	—
91-185 Kalaeloa	Kapolei	HI	1	ILPT Owned	Land	122	100.0%	236	1,761	1,761	6/15/2005	—
91-202 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	84	100.0%	364	2,048	2,009	6/15/2005	1964
91-209 Kuhela	Kapolei	HI	1	SIR Owned	Land	109	—%	—	1,378	1,378	6/15/2005	—
91-210 Olai	Kapolei	HI	1	ILPT Owned	Land	54	100.0%	140	706	706	6/15/2005	—
91-218 Olai	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	206	1,683	1,669	6/15/2005	—
91-220 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	23	100.0%	317	1,871	1,368	6/15/2005	1991
91-222 Olai	Kapolei	HI	1	ILPT Owned	Land	158	100.0%	378	2,035	2,035	6/15/2005	—
91-238 Kauhi	Kapolei	HI	1	ILPT Owned	Industrial	85	100.0%	1,334	10,599	8,167	6/15/2005	1981
91-241 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	45	100.0%	651	5,245	3,776	6/15/2005	1990
91-250 Komohana	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	300	1,506	1,506	6/15/2005	—
91-252 Kauhi	Kapolei	HI	1	ILPT Owned	Land	43	100.0%	105	536	536	6/15/2005	—
91-255 Hanua	Kapolei	HI	1	ILPT Owned	Land	95	100.0%	218	1,274	1,248	6/15/2005	—
91-259 Olai	Kapolei	HI	1	ILPT Owned	Land	131	100.0%	283	2,944	2,944	6/15/2005	—
91-265 Hanua	Kapolei	HI	1	ILPT Owned	Land	95	100.0%	222	1,569	1,569	6/15/2005	—
91-300 Hanua	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	218	1,381	1,381	6/15/2005	—
91-329 Kauhi	Kapolei	HI	1	ILPT Owned	Industrial	48	100.0%	728	4,873	3,648	6/15/2005	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
53

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
91-349 Kauhi	Kapolei	HI	1	ILPT Owned	Land	48	100.0%	119	649	649	6/15/2005	—
91-399 Kauhi	Kapolei	HI	1	ILPT Owned	Land	2,236	100.0%	2,661	27,405	27,405	6/15/2005	—
91-400 Komohana	Kapolei	HI	1	ILPT Owned	Land	96	100.0%	236	1,494	1,494	6/15/2005	—
91-410 Komohana	Kapolei	HI	1	ILPT Owned	Land	21	100.0%	52	430	430	6/15/2005	—
91-416 Komohana	Kapolei	HI	1	ILPT Owned	Land	27	100.0%	69	724	724	6/15/2005	—
AES HI Easement	Kapolei	HI	1	ILPT Owned	Land (4)	—	—%	—	1,250	1,250	6/15/2005	—
Other Easements & Lots	Kapolei	HI	1	ILPT Owned	Land (4)	—	—%	—	1,604	1,302	6/15/2005	—
Tesaro 967 Easement	Kapolei	HI	1	ILPT Owned	Land (4) (5)	—	—%	—	6,593	6,593	6/15/2005	—
Texaco Easement	Kapolei	HI	1	ILPT Owned	Land (4)	—	—%	—	2,653	2,653	6/15/2005	—
94-240 Pupuole Street	Waipahu	HI	1	ILPT Owned	Land	44	100.0%	252	717	717	12/5/2003	—
5500 SE Delaware Avenue	Ankeny	IA	1	ILPT Owned	Industrial	451	100.0%	1,682	19,193	17,848	1/29/2015	2012
951 Trails Road	Eldridge	IA	1	ILPT Owned	Industrial	173	100.0%	1,027	8,695	6,529	4/2/2007	2001
8305 NW 62nd Avenue	Johnston	IA	1	SIR Owned	Office	199	100.0%	3,240	34,008	31,514	1/29/2015	2011
2300 N 33rd Avenue	Newton	IA	1	ILPT Owned	Industrial	318	100.0%	1,458	14,140	10,936	9/29/2008	2008
7121 South Fifth Avenue	Pocatello	ID	1	ILPT Owned	Industrial	33	100.0%	370	4,746	4,409	1/29/2015	2007
400 South Jefferson Street	Chicago	IL	1	SIR Owned	Office	248	100.0%	9,824	90,479	84,677	1/29/2015	2012
1230 West 171st Street	Harvey	IL	1	ILPT Owned	Industrial	40	100.0%	442	2,473	2,340	1/29/2015	2004
475 Bond Street	Lincolnshire	IL	1	SIR Owned	Industrial	223	100.0%	1,638	20,957	19,686	1/29/2015	2000
1415 West Diehl Road	Naperville	IL	1	SIR Owned	Office	820	100.0%	16,766	188,475	171,003	4/1/2014	2001
5156 American Road	Rockford	IL	1	ILPT Owned	Industrial	38	100.0%	173	1,929	1,808	1/29/2015	1996
440 North Fairway Drive	Vernon Hills	IL	1	SIR Owned	Office	100	100.0%	1,687	13,977	12,866	10/15/2013	2009
7601 Genesys Way	Indianapolis	IN	1	SIR Owned	Office	120	100.0%	1,913	12,253	12,073	7/19/2017	2003
7635 Genesys Way	Indianapolis	IN	1	SIR Owned	Office	155	100.0%	2,451	16,238	15,998	7/19/2017	2008
400 SW 8th Avenue	Topeka	KS	1	SIR Owned	Office	144	100.0%	2,634	17,674	15,370	7/30/2012	2006
1101 Pacific Avenue	Erlanger	KY	1	SIR Owned	Office	86	100.0%	1,217	12,300	8,057	6/30/2003	1999
1061 Pacific Avenue	Erlanger	KY	—	SIR Owned	Land	—	—%	72	732	732	6/30/2003	—
17200 Manchac Park Lane	Baton Rouge	LA	1	ILPT Owned	Industrial	125	100.0%	889	10,560	9,858	1/29/2015	2014
209 South Bud Street	Lafayette	LA	1	ILPT Owned	Industrial	60	100.0%	511	5,258	4,898	1/29/2015	2010
300 Billerica Road	Chelmsford	MA	1	SIR Owned	Office	111	100.0%	1,553	8,756	7,831	9/27/2012	2006
330 Billerica Road	Chelmsford	MA	1	SIR Owned	Office	98	—%	—	9,919	8,506	1/18/2011	1996
111 Powdermill Road	Maynard	MA	1	SIR Owned	Office	287	—%	—	17,279	16,997	3/30/2007	1990
314 Littleton Road	Westford	MA	1	SIR Owned	Office	175	100.0%	4,810	33,944	31,534	1/29/2015	2013
7001 Columbia Gateway Drive	Columbia	MD	1	SIR Owned	Office	120	100.0%	3,741	28,292	25,064	12/21/2012	2008
4000 Principio Parkway	North East	MD	1	ILPT Owned	Industrial	1,196	100.0%	5,908	76,346	70,680	1/29/2015	2012
3550 Green Court	Ann Arbor	MI	1	SIR Owned	Office	82	100.0%	1,625	13,019	11,594	12/21/2012	1998
3800 Midlink Drive	Kalamazoo	MI	1	ILPT Owned	Industrial	158	100.0%	2,184	43,229	40,015	1/29/2015	2014
2401 Cram Avenue SE	Bemidji	MN	1	ILPT Owned	Industrial	22	100.0%	183	2,237	2,068	1/29/2015	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.
(4) Land parcels include easements.
(5) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2018 totaled $941.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
54

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
110 Stanbury Industrial Drive	Brookfield	MO	1	ILPT Owned	Industrial	16	100.0%	190	2,059	1,912	1/29/2015	2012
2555 Grand Boulevard	Kansas City	MO	1	SIR Owned	Office	596	100.0%	18,313	79,087	74,131	7/31/2015	2003
628 Patton Avenue	Asheville	NC	1	ILPT Owned	Industrial	33	100.0%	203	2,014	1,894	1/29/2015	1994
2300 Yorkmont Road	Charlotte	NC	1	SIR Owned	Office	151	100.0%	3,338	27,066	25,146	1/29/2015	1995
2400 Yorkmont Road	Charlotte	NC	1	SIR Owned	Office	133	100.0%	2,910	22,915	21,207	1/29/2015	1995
3900 NE 6th Street	Minot	ND	1	ILPT Owned	Industrial	24	100.0%	349	3,923	3,668	1/29/2015	2013
1415 West Commerce Way	Lincoln	NE	1	ILPT Owned	Industrial	222	100.0%	1,094	10,718	10,043	1/29/2015	2000
18010 and 18020 Burt Street	Omaha	NE	2	SIR Owned	Office	203	100.0%	3,991	49,842	46,102	1/29/2015	2012
309 Dulty's Lane	Burlington	NJ	1	ILPT Owned	Industrial	634	100.0%	3,387	53,000	48,930	1/29/2015	2001
500 Charles Ewing Boulevard	Ewing	NJ	1	SIR Owned	Office	250	100.0%	5,944	74,374	68,906	1/29/2015	2012
725 Darlington Avenue	Mahwah	NJ	1	ILPT Owned	Industrial	167	100.0%	2,250	18,637	17,668	4/9/2014	2010
299 Jefferson Road	Parsippany	NJ	1	SIR Owned	Office	151	100.0%	4,037	31,064	28,997	1/29/2015	2011
One Jefferson Road	Parsippany	NJ	1	SIR Owned	Office	100	100.0%	4,194	19,157	18,255	11/13/2015	2009
2375 East Newlands Road	Fernley	NV	1	ILPT Owned	Industrial	338	100.0%	1,473	18,700	17,304	1/29/2015	2007
55 Commerce Avenue	Albany	NY	1	ILPT Owned	Industrial	125	100.0%	1,114	11,284	10,469	1/29/2015	2013
8687 Carling Road	Liverpool	NY	1	SIR Owned	Office	38	100.0%	752	5,564	4,020	1/6/2006	2007
1212 Pittsford - Victor Road	Pittsford	NY	1	SIR Owned	Office	55	100.0%	1,024	5,531	3,989	11/30/2004	2003
500 Canal View Boulevard	Rochester	NY	1	SIR Owned	Office	95	—%	315	14,203	10,369	1/6/2006	1997
32150 Just Imagine Drive	Avon	OH	1	ILPT Owned	Industrial	645	100.0%	3,479	25,480	20,339	5/29/2009	2000
1415 Industrial Drive	Chillicothe	OH	1	ILPT Owned	Industrial	44	100.0%	362	4,465	4,206	1/29/2015	2012
2231 Schrock Road	Columbus	OH	1	SIR Owned	Office	42	100.0%	707	5,633	5,259	1/29/2015	1999
5300 Centerpoint Parkway	Groveport	OH	1	ILPT Owned	Industrial	581	100.0%	2,875	32,563	30,199	1/29/2015	2014
200 Orange Point Drive	Lewis Center	OH	1	ILPT Owned	Industrial	125	100.0%	1,045	9,913	9,231	1/29/2015	2013
301 Commerce Drive	South Point	OH	1	ILPT Owned	Industrial	75	100.0%	487	5,130	4,771	1/29/2015	2013
2820 State Highway 31	McAlester	OK	1	ILPT Owned	Industrial	59	100.0%	787	7,270	7,034	1/29/2015	2017
501 Ridge Avenue	Hanover	PA	1	SIR Owned	Industrial	502	—%	—	27,030	21,728	9/24/2008	1965
8800 Tinicum Boulevard	Philadelphia	PA	1	SIR Owned	Office	441	100.0%	6,741	71,319	65,997	1/29/2015	2000
9680 Old Bailes Road	Fort Mill	SC	1	SIR Owned	Office	60	100.0%	770	8,857	8,219	1/29/2015	2007
996 Paragon Way	Rock Hill	SC	1	ILPT Owned	Industrial	945	100.0%	3,054	38,520	35,676	1/29/2015	2014
510 John Dodd Road	Spartanburg	SC	1	ILPT Owned	Industrial	1,016	100.0%	4,640	61,298	56,707	1/29/2015	2012
4836 Hickory Hill Road	Memphis	TN	1	ILPT Owned	Industrial	646	100.0%	1,370	12,702	11,799	12/23/2014	2007
2020 Joe B. Jackson Parkway	Murfreesboro	TN	1	ILPT Owned	Industrial	1,016	100.0%	4,998	62,759	58,385	1/29/2015	2012
16001 North Dallas Parkway	Addison	TX	2	SIR Owned	Office	554	100.0%	14,012	106,343	93,965	1/16/2013	1996
2115-2116 East Randol Mill Road	Arlington	TX	1	SIR Owned	Office	183	100.0%	1,043	13,242	11,997	1/29/2015	1989
Research Park-Cisco Building 3	Austin	TX	1	SIR Owned	Industrial	55	100.0%	1,048	5,859	3,522	6/16/1999	1999
Research Park-Cisco Building 4	Austin	TX	1	SIR Owned	Industrial	94	100.0%	1,921	9,780	5,897	6/16/1999	1999
1001 Noble Energy Way	Houston	TX	1	SIR Owned	Office	497	100.0%	14,595	122,210	112,832	1/29/2015	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018
55

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of March 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
10451 Clay Road	Houston	TX	1	SIR Owned	Office	97	100.0%	2,173	27,012	25,285	1/29/2015	2013
202 North Castlegory Road	Houston	TX	1	SIR Owned	Office	84	100.0%	2,865	13,482	13,193	5/12/2017	2016
6380 Rogerdale Road	Houston	TX	1	SIR Owned	Office	206	100.0%	5,638	46,931	44,296	1/29/2015	2006
4221 W. John Carpenter Freeway	Irving	TX	1	SIR Owned	Office	54	100.0%	798	5,678	3,039	3/19/1998	1995
8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd	Irving	TX	3	SIR Owned	Office	458	100.0%	6,038	81,610	76,123	1/29/2015	1990
1511 East Common Street	New Braunfels	TX	1	SIR Owned	Office	63	100.0%	1,137	14,412	13,484	1/29/2015	2005
2900 West Plano Parkway	Plano	TX	1	SIR Owned	Office	191	100.0%	1,420	27,491	25,727	1/29/2015	1998
3400 West Plano Parkway	Plano	TX	1	SIR Owned	Office	235	100.0%	1,485	34,468	31,982	1/29/2015	1994
19100 Ridgewood Parkway	San Antonio	TX	1	SIR Owned	Office	618	100.0%	13,809	192,538	177,659	1/29/2015	2008
3600 Wiseman Boulevard	San Antonio	TX	1	SIR Owned	Office	100	100.0%	3,053	15,484	13,952	3/19/2013	2004
1800 Novell Place	Provo	UT	1	SIR Owned	Office	406	100.0%	7,940	85,640	74,128	6/1/2012	2000
4885-4931 North 300 West	Provo	UT	2	SIR Owned	Office	125	100.0%	3,678	29,338	26,041	2/28/2013	2009
1095 South 4800 West	Salt Lake City	UT	1	ILPT Owned	Industrial	150	100.0%	1,071	8,413	7,866	1/29/2015	2012
1901 Meadowville Technology Parkway	Chester	VA	1	ILPT Owned	Industrial	1,016	100.0%	6,283	71,511	66,166	1/29/2015	2012
Two Commercial Place	Norfolk	VA	1	SIR Owned	Office	289	100.0%	5,561	37,007	36,262	4/28/2017	2016
1910 East Parham Road	Richmond	VA	1	SIR Owned	Office	29	100.0%	441	3,152	2,994	7/20/2015	2014
1920 East Parham Road	Richmond	VA	1	SIR Owned	Office	34	100.0%	565	3,870	3,679	7/20/2015	2014
1950 East Parham Road	Richmond	VA	1	SIR Owned	Office	26	100.0%	543	2,855	2,712	7/20/2015	2012
501 South 5th Street	Richmond	VA	1	SIR Owned	Office	311	100.0%	12,460	123,926	110,878	7/2/2013	2009
9201 Forest Hill Avenue	Richmond	VA	1	SIR Owned	Office	50	100.0%	1,080	6,094	5,913	10/12/2016	1985
1751 Blue Hills Drive	Roanoke	VA	1	SIR Owned	Industrial	399	100.0%	1,874	23,760	22,161	1/29/2015	2003
45101 Warp Drive	Sterling	VA	1	SIR Owned	Office	161	100.0%	4,892	34,298	30,306	11/29/2012	2001
45201 Warp Drive	Sterling	VA	1	SIR Owned	Office	88	100.0%	2,744	18,933	16,774	11/29/2012	2000
45301 Warp Drive	Sterling	VA	1	SIR Owned	Office	88	100.0%	2,738	18,933	16,783	11/29/2012	2000
181 Battaile Drive	Winchester	VA	1	ILPT Owned	Industrial	308	100.0%	1,469	14,341	10,496	4/20/2006	1987
351, 401, 501 Elliott Ave West	Seattle	WA	3	SIR Owned	Office	300	100.0%	13,687	130,304	122,798	1/29/2015	2000
			366			45,496		$ 472,840	$ 4,228,088	$ 3,893,929		2004
SIR (excluding ILPT)			100			16,956		$ 316,332	$ 2,883,949	$ 2,628,882		
ILPT			266			28,540		156,508	1,344,139	1,265,047		
Total			366			45,496		$ 472,840	$ 4,228,088	$ 3,893,929		

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering.

Select Income REIT
Supplemental Operating and Financial Data, March 31, 2018

56